    As filed with the Securities and Exchange Commission on April 3, 2001
    --------------------------------------------------------------------------

                                                             File No. 33-71158
                                                                      811-8126

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                      __________________________________

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                  ___________

                     Post-Effective Amendment No. 11      X
                                                     ---------

                                      and


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                  ___________

                           Amendment No. 13       X
                                              ----------

                       (Check appropriate box or boxes)

                      __________________________________

                   LINCOLN NATIONAL EQUITY-INCOME FUND, INC.
              (Exact name of registrant as specified in charter)

                           1300 South Clinton Street
                          Fort Wayne, Indiana  46802
             (Address of Principal Executive Offices)  (Zip Code)

       Registrant's Telephone Number, including Area Code (219)455-2000

                            Elizabeth Federick, Esq.
                             Lincoln National Life
                              Insurance Company
                              1300 S. Clinton St.
                             Fort Wayne, IN 46802
                    (Name and Address of Agent for Service)



                       Copies of all communications to:



                            Jeffrey S. Puretz, Esq.
                                    Dechert
                             1775 Eye Street, N.W.
                            Washington, D.C. 20006

                         Fiscal year-end:  December 31

     It is proposed that this filing will become effective:

               immediately upon filing pursuant to paragraph (b)
          ---

           X    on May 1, 2001 pursuant to paragraph (b)
          ---   60 days after filing pursuant to paragraph (a) (b)



                on ________ pursuant to paragraph (a) (1)
          ---

                75 days after filing pursuant to paragraph (a) (2)
          ---
                on _________ pursuant to paragraph (a) (2) of Rule 485.
          ---


If appropriate, check the following box:
[ ] This post effective amendment designates a new effective date for a previously filed post-effective amendment.

LINCOLN NATIONAL EQUITY-INCOME FUND, INC.

The fund is one of the Lincoln National Funds (funds) that sells its shares only to Lincoln National Life Insurance Co. and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract.


The Prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund. You can find information common to all Lincoln National Funds in the General Prospectus Disclosure following the fund prospectus.


The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this Prospectus states. This Prospectus does not offer to sell fund shares, or seek offers to buy fund shares, where it would be unlawful.


CONTENTS


SUBJECT                                        PAGE
---------------------------------------------------

Summary Description of the Fund                EI-2

Investment Strategies                          EI-3

Risks of Investment Strategies                 EI-4

Investment Adviser and Portfolio Manager       EI-5

General Prospectus Disclosure -- Important
Additional Information



Prospectus
May 1, 2001

SUMMARY DESCRIPTION OF THE FUND



The investment objective of the Equity-Income Fund (fund) is to seek reasonable income by investing primarily in income-producing equity securities. The fund pursues this objective primarily by investing in a diverse group of stocks that pay dividends (income-producing stocks). When selecting securities, the fund also considers the potential for obtaining long-term growth of capital (capital appreciation). The fund tends to invest in income-producing stocks of large-sized "value" companies: companies with market capitalizations of more than $5 billion, that tend to be inexpensive relative to their earnings or assets compared to other types of stocks (value stocks). The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500 Index.


The fund's primary investment strategies include

- investing at least 65% of the fund's total assets in income-producing equity securities;

- potentially investing in other types of equity securities and fixed-income securities (debt obligations), including lower-quality debt obligations such as junk bonds;

- investing in both U.S. and foreign securities; and

- using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

The main investment risks of choosing to invest your contract assets in the fund are as follows:

- the value of the fund's shares will fluctuate, and you could lose money;

- value stocks can perform differently than (1) the stock market as a whole and
  (2) other types of stocks, and can continue to be undervalued in the market for long periods of time;

- companies that have had a record of paying dividends could reduce or eliminate their payment of dividends at any time for many reasons;

- the value of the debt obligations held by the fund -- and therefore, the value of the fund's shares -- will fluctuate with changes in interest rates (interest rate risk) and the perceived ability of the issuer to make interest or principal payments on time (credit risk);

- because the fund may invest lower-quality debt obligations such as junk bonds, the fund involves more interest rate risk and credit risk -- and, therefore, more risk of loss; and

- investing in securities of foreign issuers involves greater risks than investing in U.S. securities, including risk of loss from foreign currency fluctuations, international economic or financial instability, and foreign government or political actions.


                                     *  *  *



The bar chart and table below provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows:


- changes in the fund's performance from year to year and

- how the fund's average annual returns for one year, five year and the fund's lifetime compare with those of a broad measure of market performance.

Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected the returns shown would be lower.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS
Year                  Annual Total Return(%)
1994                                   5.65%
1995                                  34.74%
1996                                  19.81%
1997                                  30.67%
1998                                  12.73%
1999                                   6.27%
2000                                  10.62%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 1997 at: 15.50%

The fund's lowest return for a quarter occurred in the third quarter of 1998 at:
(-12.59)%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED 12/31/00)



PERIOD BACK            EQUITY-INCOME   S&P 500*          RUSSELL 1000 VALUE***
------------------------------------------------------------------------------
1 year                    10.62%               (-9.19)%           7.01%
5 year                    15.72%                18.42%           16.91%
10 year                     N/A                   N/A              N/A
Lifetime**                16.72%                18.31%           16.78%


 * The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized unmanaged index of common stock prices.

 ** The fund's lifetime began January 3, 1994. Lifetime Index Performance, however, began January 1, 1994.

*** The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

The fund tends to invest in income-producing stocks of large-sized value companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Value Index.

INVESTMENT STRATEGIES


The investment objective of the fund is to seek reasonable income by investing primarily in income-producing equity securities. Equity securities include stocks (common stocks), preferred stock, and debt obligations and warrants convertible into stocks. When selecting securities, the fund also considers the potential for obtaining capital appreciation, as measured by the change in the value of the security over time.


The fund pursues its objective primarily by investing in a diverse group of income-producing securities. The fund tends to invest in income-producing stocks of large-sized "value" companies. The fund, however, is not required to use any particular investment style when selecting investments. For these purposes, large-size companies have market capitalizations of more than $5 billion. (A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2000, the companies included in Russell 1000 Value Index had an average market capitalization of approximately $77 billion. The Russell 1000 Value Index represents those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 companies consist of the 1000 largest U.S. companies based on total market capitalization.) Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks.


Further, the fund emphasizes above-average income-producing equity securities that are expected to provide above market yields. (Yield is a measurement used to evaluate stocks that compares the stock's dividend to its current price.) The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500.

The fund's primary investment strategies include

- normally investing at least 65% of the fund's total assets in income-producing equity securities;

- potentially investing in other types of equity securities and debt obligations, including lower-quality debt obligations (junk bonds); and

- investing in both U.S. and foreign securities.

The fund may invest in many different types of debt obligations, including corporate bonds, government securities, and asset-backed securities, including mortgage-backed securities. The fund may invest in debt obligations of any quality, including junk bonds. Junk bonds are debt obligations rated below investment-grade. (Investment-grade debt obligations are those rated at the time of purchase in the top four credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the General SAI Disclosure for the 11 funds for a description of the credit rating categories of two of these entities, Moody's Investor Service, Inc. and Standard & Poor's Corp., and a description of U.S. government securities.)

Further, the fund may invest in securities of U.S. or foreign issuers of any size. Foreign securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These securities may be traded on U.S. or foreign markets.

When buying and selling securities, the fund relies on fundamental analysis of each issuer. (A company's fundamentals refers to items related to the company's financial condition or its competitiveness.) The fund assesses each issuer's potential for success in light of its current financial condition, its industry position, and economic and market conditions.


The fund's portfolio turnover rate is expected to be greater than 100% in any year. (For example, the fund would have a rate of portfolio turnover of 100%, if the fund replaced all of its investments in one year.) High turnover can result in additional brokerage commissions to be paid by the fund. This would increase fund expenses and decrease fund performance. The fund's portfolio turnover was 143% in 2000 and 191% in 1999. The fund expected to incur an above-average portfolio turnover rate in 1999, because the fund's portfolio manager restructured the fund's portfolio during 1999.



OTHER STRATEGIES


The fund also may use other investment strategies to pursue its investment objective. The fund also may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, or other factors that affect security values. The fund's SAI describes these other investment strategies and techniques and the risks they involve.


In response to market, economic, political or other conditions, Fidelity Management & Research Co. (FMR), the fund's sub-adviser, may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.



RISKS OF INVESTMENT STRATEGIES


Investing in equity securities involves the risk that the value of the equity securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's equity investments -- and, therefore, the value of the fund's shares held under your contract -- to fluctuate, and you could lose money.

Further, the fund tends to invest in income-producing value stocks. Companies that have had a record of paying dividends could reduce or eliminate their payment of dividends at any time for many reasons, including poor business prospects or a downward turn in the economy in general. Additionally, value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Moreover, the fund may invest in the securities of companies of all sizes. Investing in the equity securities of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Additionally, the prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund -- and therefore, the value of the fund's shares -- will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund -- and, therefore, the value of the fund's shares -- will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund may also invest in debt obligations of any quality, including junk bonds, the fund involves more risk of loss than that normally associated with a fund that only invests in high-quality corporate bonds. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.


Finally, investing in foreign securities involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments -- and, therefore, the value of the fund's shares -- to fluctuate.


Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S. (See the General SAI Disclosure, for the 11 funds for a more detailed discussion of the risks and costs involved in investing in securities of foreign issuers.)


You may consider choosing the fund for investing some portion of your contract assets if (1) you are seeking reasonable income and some capital appreciation by investing in stocks, and (2) you are comfortable with the risks associated with investing in value stocks and other types of equity securities and debt obligations, as well as the other risks of investing in the fund.



INVESTMENT ADVISER AND PORTFOLIO MANAGER



The fund's investment adviser is Delaware Lincoln Investment Advisers (DLIA). You can find information about DLIA in the General Prospectus Disclosure under Management of the Funds -- Investment Adviser.



DLIA is responsible for overall management of the fund's investments. This includes monitoring FMR, the fund's sub-adviser. FMR is responsible for the day-to-day management of the fund's investments.



FMR has served as the fund's sub-adviser since May 1, 2001, when it replaced Fidelity Management Trust Company (Fidelity Trust) as sub-adviser to the fund. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of December 31, 2000, FMR Corp., including its affiliates, had approximately
$920 billion in total assets under management. The address of FMR Corp. is 82 Devonshire Street, Boston, MA 02109.



Stephen DuFour is a portfolio manager for the fund and vice president of Fidelity Investments. In addition, he manages several other mutual funds for FMR, and other trust accounts for FMR and Fidelity Trust. Mr. DuFour has served as a portfolio manager for FMR since 1993. He joined FMR as an analyst in 1992, after earning his MBA from the University of Chicago.



Beginning May 1, 2001, FMR Co., Inc. (FMRC) serves as sub-sub-adviser for the Fund. FMRC will be primarily responsible for selecting investments for the Fund. FMRC is a wholly-owned subsidiary of FMR.

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

GENERAL PROSPECTUS DISCLOSURE -- IMPORTANT ADDITIONAL INFORMATION


This General Prospectus Disclosure is part of the Prospectus of:

Lincoln National Aggressive Growth Fund, Inc.
(Aggressive Growth)

Lincoln National Bond Fund, Inc. (Bond)

Lincoln National Capital Appreciation Fund, Inc.
(Capital Appreciation)

Lincoln National Equity-Income Fund, Inc.
(Equity-Income)

Lincoln National Global Asset Allocation Fund, Inc. (Global Asset Allocation)

Lincoln National Growth and Income Fund, Inc. (Growth and Income)

Lincoln National International Fund, Inc. (International)

Lincoln National Managed Fund, Inc. (Managed)

Lincoln National Money Market Fund, Inc.
(Money Market)

Lincoln National Social Awareness Fund, Inc.
(Social Awareness)

Lincoln National Special Opportunities Fund, Inc.
(Special Opportunities)

The following information applies to each fund, unless otherwise indicated.


NET ASSET VALUE


Each fund determines its net asset value per share (NAV) as of close of business (currently 4:00 p.m., New York time) on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Each fund, determines its NAV by:

- adding the values of all securities investments and other assets,

- subtracting liabilities (including dividends payable), and

- dividing by the number of shares outstanding.

NYSE's most recent announcement states that, as of the date of this prospectus, the NYSE will be closed on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NYSE may also be closed on other days. The NYSE may modify its holiday schedule at any time.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) values its securities investments as follows:

- equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter;

- debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and

- equity securities, debt securities and other assets for which market quotations are not readily available, fair value as determined in good faith under the authority of each fund's Board of Directors.


MONEY MARKET FUND. The Money Market Fund values its securities using the amortized cost method of valuation provided by Rule 2a-7 under the Investment Company Act of 1940, as amended. Under the Rule, the fund's NAV must fairly reflect market value.


See the General SAI Disclosure for the methodology that a fund (other than for the Money Market Fund) uses to value short-term investments, options, futures and options on futures, and foreign securities.


MANAGEMENT OF THE FUNDS


Each fund's business and affairs are managed under the direction of its Board of Directors. The Board has the power to amend the bylaws of each fund, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders.


INVESTMENT ADVISER. Delaware Lincoln Investment Advisers (DLIA) is investment adviser to nine of the funds: Aggressive Growth, Bond, Capital Appreciation, Equity-Income, Growth and Income, Global Asset Allocation, International, Managed and Money Market. Vantage Investment Advisers (VIA) is investment adviser to two of the funds: Social Awareness and Special Opportunities. DLIA and VIA are both series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment adviser. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DLIA and VIA are collectively referred to in this General Prospectus Disclosure as the adviser, unless otherwise indicated.


                                                                           GPD-1

DMBT and its predecessors have acted as an investment adviser to mutual funds for over sixty years. DMBT provides investment management services to the registered investment companies of Delaware Investments Family of Funds; Delaware Pooled Trust, a no-load, open-end series; Delaware Market Neutral Equity Fund, L.P., a limited partnership; and to off-shore and on-shore collateralized bond obligation funds. DLIA, either directly or through a sub-adviser, and VIA, directly, provide portfolio management and investment advice to the funds and certain administrative services to the funds, subject to the supervision of the funds' Board of Directors.



Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.



Each fund pays its adviser a monthly fee for the adviser's services. The annual rate of the fee is based on the average daily net asset value of each fund, as shown in the following chart:


FUND                                             ...OF AVERAGE DAILY NET ASSET VALUE
-------------------------------------------------------------------------------------------------
Aggressive Growth                    .75 of 1% of the first $200 million; .70 of 1% of the next
                                     $200 million; .65 of 1% of the excess over $400 million
Capital Appreciation                 .75 of 1% of the first $500 million; .70 of 1% of the excess over $500 million
Equity-Income                        .75 of 1% of the first $500 million; .70 of 1% of the excess over $500 million
Global Asset Allocation              .75 of 1% of the first $200 million; .70 of 1% of the next
                                     $200 million; and .68 of 1% of the excess over $400 million
International                        .90 of 1% of the first $200 million; .75 of 1% of the next
                                     $200 million; and .60 of 1% in excess over $400 million
All other funds                      .48 of 1% of the first $200 million; .40 of 1% of the next
                                     $200 million; and .30 of 1% in excess over $400 million

--------------------------------------------------------------------------------


2000 ADVISORY FEES*
FUND                                 2000 RATIO OF THE ADVISER'S COMPENSATION TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------
Aggressive Growth                                                .70%
Bond                                                              .45
Capital Appreciation                                              .71
Equity-Income                                                     .72
Global Asset Allocation                                           .72
Growth and Income                                                 .31
International                                                     .80
Managed                                                           .37
Money Market                                                      .48
Social Awareness                                                  .33
Special Opportunities                                             .41



* The sub-adviser to the funds, where applicable, is paid out of the fees paid to the adviser.

--------------------------------------------------------------------------------


PURCHASE AND REDEMPTION OF FUND SHARES



Each fund sells its shares of common stock to Lincoln National Life Insurance Company (Lincoln Life), and Lincoln Life & Annuity Company of New York (LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.



Each fund sells and redeems its shares, without charge, at their NAV next determined after Lincoln Life and LNY receives a purchase or redemption request. However, each fund redeems its shares held by Lincoln Life and LNY for its own account at the NAV next determined after the fund receives the redemption request. The value of shares redeemed may be more or less than original cost, depending on the market value of a fund's securities investments at the time of redemption.



The fund normally pays for shares redeemed within seven days after Lincoln Life and LNY receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when:


- the NYSE closes for other than weekends and holidays;

GPD-2

- the SEC restricts trading on the NYSE;

- the SEC determines that an emergency exists, so that a fund's (1) disposal of investment securities, or (2) determination of net asset value, is not reasonably practicable; or

- The SEC permits, by order, for the protection of fund shareholders.


DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS



Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.



Since the only shareholders of the funds are Lincoln Life and LNY, this General Prospectus Disclosure does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.



MANAGEMENT DISCUSSION OF FUND PERFORMANCE


Each fund's Annual Report includes the portfolio manager's discussion of the fund's performance for the previous fiscal year and the factors affecting the performance. Each fund will send you a free copy of its Annual Report on request.

                                                                           GPD-3

FINANCIAL HIGHLIGHTS



The financial highlights table is intended to help you understand the financial performance of the funds for the past 5 years, or, if shorter, the period of the fund's operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with each fund's financial statements, are included in the Annual Report, which is available upon request.


                            INCOME FROM INVESTMENT OPERATIONS LESS DIVIDENDS FROM:
                                                                                                                    RATIO
                                          NET                                                               RATIO   OF NET
                    NET                 REALIZED                                                              OF    INVESTMENT
                   ASSET                  AND                                                 NET           EXPENSES INCOME
                   VALUE      NET       UNREALIZED                         NET               ASSET            TO      TO
                  BEGINNING INVESTMENT    GAIN     TOTAL FROM   NET      REALIZED            VALUE          AVERAGE AVERAGE
                    OF       INCOME     (LOSS) ON  INVESTMENT INVESTMENT GAIN ON     TOTAL  END OF  TOTAL    NET     NET
  PERIOD ENDED    PERIOD    (LOSS)(2)   INVESTMENTS OPERATIONS  INCOME   INVESTMENTS DIVIDENDS PERIOD RETURN(1) ASSETS ASSETS
--------------------------------------
Lincoln National Aggressive Growth Fund, Inc.
12/31/00          $19.038     (0.083)     (0.279)    (0.362)     --        (1.032)   (1.032) $17.644  (2.69%)   0.78%  (0.41%)
12/31/99          $13.367     (0.060)      5.732      5.672     (0.001)     --       (0.001) $19.038  42.43%   0.87%  (0.48%)
12/31/98          $16.385      0.001      (0.810)    (0.809)    (0.023)    (2.186)   (2.209) $13.367  (6.20%)   0.81%   0.01%
12/31/97          $13.980      0.023       3.055      3.078      --        (0.673)   (0.673) $16.385  23.09%   0.81%   0.16%
12/31/96          $12.183      0.004       1.989      1.993     (0.004)    (0.192)   (0.196) $13.980  17.02%   0.82%   0.03%
Lincoln National Bond Fund, Inc.
12/31/00          $11.436      0.787       0.426      1.213     (0.758)     --       (0.758) $11.891  10.88%   0.55%   6.55%
12/31/99          $12.689      0.772      (1.180)    (0.408)    (0.845)     --       (0.845) $11.436  (3.27%)   0.53%   6.02%
12/31/98          $12.861      0.662       0.494      1.156     (1.328)     --       (1.328) $12.689   9.56%   0.52%   5.90%
12/31/97          $11.766      0.785       0.310      1.095      --         --        --    $12.861   9.30%   0.53%   6.45%
12/31/96          $12.247      0.767      (0.481)     0.286     (0.767)     --       (0.767) $11.766   2.31%   0.51%   6.56%
Lincoln National Capital Appreciation Fund, Inc.
12/31/00          $31.466     (0.047)     (4.694)    (4.741)    (1.380)     --       (1.380) $25.345 (15.85%)   0.76%  (0.15%)
12/31/99          $21.772      0.007       9.839      9.846      --        (0.152)   (0.152) $31.466  45.46%   0.78%   0.03%
12/31/98          $17.530     (0.003)      6.127      6.124     (0.050)    (1.832)   (1.882) $21.772  37.96%   0.83%  (0.01%)
12/31/97          $14.504      0.050       3.510      3.560      --        (0.534)   (0.534) $17.530  25.29%   0.89%   0.35%
12/31/96          $12.916      0.135       2.051      2.186     (0.135)    (0.463)   (0.598) $14.504  18.02%   0.93%   0.99%
Lincoln National Equity-Income Fund, Inc.
12/31/00          $22.047      0.164       1.583      1.747     (0.125)    (6.226)   (6.351) $17.443  10.62%   0.79%   0.89%
12/31/99          $21.715      0.189       1.204      1.393     (0.171)    (0.890)   (1.061) $22.047   6.27%   0.79%   0.86%
12/31/98          $20.118      0.282       2.204      2.486     (0.460)    (0.429)   (0.889) $21.715  12.73%   0.79%   1.40%
12/31/97          $15.780      0.229       4.511      4.740      --        (0.402)   (0.402) $20.118  30.67%   1.02%   1.46%
12/31/96          $13.507      0.288       2.451      2.739     (0.288)    (0.178)   (0.466) $15.780  19.81%   1.08%   1.99%
Lincoln National Global Asset Allocation Fund, Inc.
12/31/00          $16.793      0.393      (1.259)    (0.866)     --        (1.145)   (1.145) $14.782  (5.44%)   0.94%   2.51%
12/31/99          $15.759      0.323       1.409      1.732     (0.266)    (0.432)   (0.698) $16.793  11.36%   0.91%   2.05%
12/31/98          $15.628      0.357       1.585      1.942     (0.589)    (1.222)   (1.811) $15.759  13.50%   0.91%   2.36%
12/31/97          $14.226      0.383       2.205      2.588      --        (1.186)   (1.186) $15.628  19.47%   0.89%   2.77%
12/31/96          $13.391      0.392       1.522      1.914     (0.392)    (0.687)   (1.079) $14.226  15.04%   1.00%   2.93%
Lincoln National Growth and Income Fund, Inc.
12/31/00          $51.710      0.482      (5.129)    (4.647)    (0.492)    (3.322)   (3.814) $43.249  (9.63%)   0.36%   1.00%
12/31/99          $46.288      0.509       7.356      7.865     (0.497)    (1.946)   (2.443) $51.710  17.55%   0.36%   1.05%
12/31/98          $41.949      0.607       7.371      7.978     (1.164)    (2.475)   (3.639) $46.288  20.33%   0.35%   1.44%
12/31/97          $33.110      0.649       9.331      9.980      --        (1.141)   (1.141) $41.949  30.93%   0.35%   1.79%
12/31/96          $29.756      0.683       4.943      5.626     (0.683)    (1.589)   (2.272) $33.110  18.76%   0.36%   2.23%
Lincoln National International Fund, Inc.
12/31/00          $14.374      0.287      (0.284)     0.003     (0.272)    (0.336)   (0.608) $13.769   0.13%   0.96%   2.13%
12/31/99          $15.982      0.294       2.182      2.476     (0.529)    (3.555)   (4.084) $14.374  17.75%   0.92%   2.05%
12/31/98          $14.673      0.253       1.838      2.091     (0.189)    (0.593)   (0.782) $15.982  14.65%   0.93%   1.63%
12/31/97          $14.556      0.066       0.771      0.837      --        (0.720)   (0.720) $14.673   6.00%   0.93%   0.44%
12/31/96          $13.398      0.071       1.244      1.315     (0.071)    (0.086)   (0.157) $14.556   9.52%   1.19%   0.51%
Lincoln National Managed Fund, Inc.
12/31/00          $18.910      0.628      (0.865)    (0.237)    (0.660)    (1.095)   (1.755) $16.918  (1.39%)   0.44%   3.46%
12/31/99          $18.971      0.622       0.767      1.389     (0.552)    (0.898)   (1.450) $18.910   7.75%   0.42%   3.25%
12/31/98          $19.304      0.599       1.632      2.231     (1.162)    (1.402)   (2.564) $18.971  12.72%   0.42%   3.31%
12/31/97          $16.266      0.661       2.811      3.472      --        (0.434)   (0.434) $19.304  21.82%   0.42%   3.77%
12/31/96          $15.895      0.628       1.291      1.919     (0.628)    (0.920)   (1.548) $16.266  12.05%   0.43%   4.05%


                            NET ASSETS
                   PORTFOLIO AT END OF
                   TURNOVER   PERIOD
  PERIOD ENDED      RATE     (000'S)
Lincoln National
12/31/00               106% $  591,414
12/31/99               209% $  448,193
12/31/98               102% $  335,366
12/31/97               105% $  342,763
12/31/96                78% $  242,609
Lincoln National
12/31/00               167% $  337,187
12/31/99                39% $  330,923
12/31/98                51% $  363,808
12/31/97                56% $  280,383
12/31/96               142% $  253,328
Lincoln National
12/31/00                62% $1,689,681
12/31/99                60% $1,913,076
12/31/98                78% $  770,736
12/31/97               137% $  451,036
12/31/96                93% $  267,242
Lincoln National
12/31/00               143% $  866,074
12/31/99               191% $  990,758
12/31/98                29% $  991,977
12/31/97                18% $  811,070
12/31/96                22% $  457,153
Lincoln National
12/31/00               154% $  389,004
12/31/99               134% $  490,804
12/31/98               134% $  490,154
12/31/97               178% $  438,090
12/31/96               167% $  316,051
Lincoln National
12/31/00                65% $3,612,222
12/31/99                16% $4,709,687
12/31/98                34% $4,263,557
12/31/97                32% $3,540,862
12/31/96                47% $2,465,224
Lincoln National
12/31/00                 7% $  403,589
12/31/99                12% $  526,317
12/31/98               123% $  501,654
12/31/97                78% $  466,229
12/31/96                69% $  440,375
Lincoln National
12/31/00               110% $  759,875
12/31/99                45% $  927,572
12/31/98                57% $  965,486
12/31/97                53% $  850,646
12/31/96               109% $  675,740


GPD-4

                            INCOME FROM INVESTMENT OPERATIONS LESS DIVIDENDS FROM:
                                                                                                                    RATIO
                                          NET                                                               RATIO   OF NET
                    NET                 REALIZED                                                              OF    INVESTMENT
                   ASSET                  AND                                                 NET           EXPENSES INCOME
                   VALUE      NET       UNREALIZED                         NET               ASSET            TO      TO
                  BEGINNING INVESTMENT    GAIN     TOTAL FROM   NET      REALIZED            VALUE          AVERAGE AVERAGE
                    OF       INCOME     (LOSS) ON  INVESTMENT INVESTMENT GAIN ON     TOTAL  END OF  TOTAL    NET     NET
  PERIOD ENDED    PERIOD    (LOSS)(2)   INVESTMENTS OPERATIONS  INCOME   INVESTMENTS DIVIDENDS PERIOD RETURN(1) ASSETS ASSETS
--------------------------------------
Lincoln National Money Market Fund, Inc.
12/31/00          $10.000      0.590         N/A      0.590     (0.590)       N/A    (0.590) $10.000   6.07%   0.58%   5.91%
12/31/99          $10.000      0.468         N/A      0.468     (0.468)       N/A    (0.468) $10.000   4.70%   0.59%   4.68%
12/31/98          $10.000      0.497         N/A      0.497     (0.497)       N/A    (0.497) $10.000   5.10%   0.58%   4.97%
12/31/97          $10.000      0.501         N/A      0.501     (0.501)       N/A    (0.501) $10.000   5.13%   0.59%   5.01%
12/31/96          $10.000      0.505         N/A      0.505     (0.505)       N/A    (0.505) $10.000   5.07%   0.57%   5.07%
Lincoln National Social Awareness Fund, Inc.
12/31/00          $44.292      0.267      (3.549)    (3.282)    (0.282)    (3.520)   (3.802) $37.208  (8.32%)   0.38%   0.64%
12/31/99          $40.283      0.319       5.649      5.968     (0.296)    (1.663)   (1.959) $42.292  15.44%   0.38%   0.79%
12/31/98          $35.657      0.367       6.414      6.781     (0.672)    (1.483)   (2.155) $40.283  19.89%   0.38%   1.10%
12/31/97          $27.316      0.364       9.447      9.811      --        (1.470)   (1.470) $35.657  37.53%   0.41%   1.37%
12/31/96          $22.590      0.389       5.748      6.137     (0.389)    (1.022)   (1.411) $27.316  28.94%   0.46%   1.58%
Lincoln National Special Opportunities Fund, Inc.
12/31/00          $28.225      0.536       3.153      3.689     (0.494)    (5.574)   (6.068) $25.846  16.03%   0.49%   2.15%
12/31/99          $33.416      0.482      (1.779)    (1.297)    (0.373)    (3.521)   (3.894) $28.225  (4.45%)   0.44%   1.46%
12/31/98          $35.056      0.470       1.795      2.265     (0.862)    (3.043)   (3.905) $33.416   6.79%   0.42%   1.44%
12/31/97          $29.423      0.477       7.293      7.770      --        (2.137)   (2.137) $35.056  28.15%   0.42%   1.57%
2/31/96           $27.383      0.548       3.867      4.415     (0.548)    (1.827)   (2.375) $29.423  16.51%   0.44%   2.00%


                            NET ASSETS
                   PORTFOLIO AT END OF
                   TURNOVER   PERIOD
  PERIOD ENDED      RATE     (000'S)
Lincoln National
12/31/00               N/A  $  253,097
12/31/99               N/A  $  234,676
12/31/98               N/A  $  137,062
12/31/97               N/A  $   89,227
12/31/96               N/A  $   90,358
Lincoln National
12/31/00                76% $1,510,276
12/31/99                24% $1,946,179
12/31/98                38% $1,868,231
12/31/97                35% $1,255,494
12/31/96                46% $  636,595
Lincoln National
12/31/00                75% $  536,287
12/31/99                96% $  665,652
12/31/98                76% $  917,796
12/31/97                74% $  872,822
2/31/96                 88% $  648,592



(1) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.



(2) Per share information for the years ended December 31, 2000, 1999, and 1998 were based on the average shares outstanding method for Capital Appreciation, Equity-Income, Global Asset Allocation, International, and Social Awareness. Per share information for the year ended December 31, 2000 was based on the average shares outstanding method for Growth and Income, Managed and Special Opportunities.



GENERAL INFORMATION


You should direct any inquiry to Lincoln National Life Insurance Co., at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800-4LINCOLN (454-6265).

Each fund will issue:

- unaudited semiannual reports showing current investments and other information; and

- annual financial statements audited by the fund's independent auditors.

These Prospectuses do not contain all the information included in the Registration Statements that the funds have filed with the SEC. You may examine the Registration Statements, including exhibits, at the SEC in Washington, D.C. Statements made in the Prospectuses about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that CONTRACT or other document filed as an exhibit to the related Registration Statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action were taken. The Board of Directors of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.


A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

                                                                           GPD-5

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

GPD-6

You can find additional information in each fund's Statement of Additional Information (SAI), which is on file with the SEC. Each fund incorporates its SAI, dated May 1, 2001, into its Prospectus. Each fund will provide a free copy of its SAI on request.



You can find still further information about each fund's investments in the fund's Annual and Semi-Annual reports to shareholders. The Annual Report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its Annual and Semi-Annual Report on request.


For an SAI or Report, either write Lincoln National Life Insurance Co.,
P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries.


You can review and copy information about the funds (including the SAIs) at the SEC's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the SEC's Internet site at http:// www.sec.gov. You can get copies of this information by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, and paying a duplicating fee.


Fund Investment Company Act File Numbers:

LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC.:            33-70742;   811-8090
LINCOLN NATIONAL BOND FUND, INC.:                          2-80746;   811-3210
LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.:         33-70272;   811-8074
LINCOLN NATIONAL EQUITY-INCOME FUND, INC.:                33-71158;   811-8126
LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC.:      33-13530;   811-5115
LINCOLN NATIONAL GROWTH AND INCOME FUND, INC.:             2-80741;   811-3211
LINCOLN NATIONAL INTERNATIONAL FUND, INC.:                33-38335;   811-6233
LINCOLN NATIONAL MANAGED FUND, INC.:                       2-82276;   811-3683
LINCOLN NATIONAL MONEY MARKET FUND, INC.:                  2-80743;   811-3212
LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC.:             33-19896;   811-5464
LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC.:         2-80731;   811-3291

                                                                           GPD-7

LINCOLN NATIONAL EQUITY-INCOME FUND, INC.


The Statement of Additional Information (SAI) provides more information about the fund. The fund's audited financial statements and the report of Ernst & Young, LLP, Independent Auditors, are incorporated by reference to the fund's 2000 Annual Report. This SAI should be read in conjunction with the prospectus of the Equity-Income Fund dated May 1, 2001. You may obtain a copy of the fund's Annual Report or Prospectus on request and without charge. Please write Lincoln National Life Insurance Co, P.O. Box 2340, Fort Wayne, Indiana 46801 or call 1-800-4LINCOLN (454-6265).


The fund's SAI is not a prospectus.

CONTENTS


SUBJECT                                       PAGE
---------------------------------------------------

Description of the Fund                       EIF-2

Additional Investment Strategies and Risks    EIF-2

Strategic Portfolio Transactions              EIF-7

Investment Restrictions                      EIF-11

Portfolio Transactions and Brokerage         EIF-12

General SAI Disclosure -- Important
Additional Information



May 1, 2001


                                                                           EIF-1

DESCRIPTION OF THE FUND



The Equity-Income Fund (fund) was incorporated in Maryland in 1993. It is a diversified open-end management investment company whose investment objective is to seek reasonable income by investing primarily in income-producing equity securities. The fund's investment objective and certain investment restrictions are fundamental and cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the fund. The fund may change its non-fundamental investment policies without prior shareholder approval. See Investment Restrictions. There can be no assurance that the objective of the fund will be achieved. References to adviser in this SAI include both Delaware Lincoln Investment Advisers (DLIA) and Fidelity Management & Research Co. (FMR) (sub-adviser), unless the context otherwise indicates.



ADDITIONAL INVESTMENT STRATEGIES AND RISKS


The Prospectus discusses the fund's principal investment strategies used to pursue the fund's investment objective and the risks of those strategies. The following discussion describes other investment strategies and instruments that the fund may use as market conditions warrant, and notes the risks associated with these other investment strategies and instruments.


AFFILIATED BANK TRANSACTIONS



The fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the Investment Company Act of 1940, as amended (1940 Act). These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings.



ASSET-BACKED SECURITIES


Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans.

In addition, these securities may be subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying obligations, may shorten the effective maturities of these securities and may lower their total returns. Additionally, asset-backed securities are also subject to maturity extension risk. This is the risk that in a period of rising interest rates, prepayments may occur at a slower than expected rate, which may cause these securities to fluctuate more widely in response to changes in interest rates.

BORROWING


The fund may borrow money only from banks and will not purchase securities when the amount borrowed exceeds 5% of its total assets. If the fund borrows money, its share price may be subject to greater fluctuation until the amount borrowed is paid off. Purchasing securities when the fund has borrowed money may involve an element of leverage; however, the fund may only borrow money for temporary or emergency purposes, and not for the purpose of leveraging the fund's assets.



CASH MANAGEMENT


The fund can hold uninvested cash or can invest it in cash equivalents such as money market securities and repurchase agreements. Generally, these securities offer less potential for gains than other types of securities.


CONVERTIBLE SECURITIES


Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value

EIF-2
of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.


FOREIGN INVESTMENTS


Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments. There is no assurance that the sub-advisor will be able to anticipate these potential events or counter their effects.

The fund may invest up to 20% of its net assets in foreign securities. Foreign corporate securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside the United States. These securities may be traded on U.S. or foreign markets. The 20% may be invested in just one country or in several countries. The fund may have an additional 15% of its net assets invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.

The fund may invest a portion of its assets in developing countries, or in countries with new or developing capital markets; for example, nations in Eastern Europe. The considerations noted previously generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

The fund may invest in foreign securities that impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. The fund also may invest in "overseas equities," defined as securities of foreign domiciled companies denominated in U.S. dollars and traded in U.S. markets.

American Depositary Receipts and European Depositary Receipts (ADRs and EDRs) are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.


FOREIGN CURRENCY TRANSACTIONS


The fund may conduct foreign currency transactions on a spot ( i.e. , cash) or forward basis (i.e., by entering

                                                                           EIF-3
into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A "settlement hedge" or "transaction hedge" is designed to protect a fund gainst an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the sub-advisor.

The fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.


Successful use of currency management strategies will depend on the sub-adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as the sub-adviser anticipates. For example, if a currency's value rose at a time when the sub-adviser had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If the sub-adviser hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the sub-adviser increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that the sub-adviser's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.



FUND'S RIGHTS AS A SHAREHOLDER



The fund does not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when the sub-adviser determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to


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such activities. the sub-advisor will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.



ILLIQUID SECURITIES



Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Directors, the sub-advisor determines the liquidity of a fund's investments and, through reports from the sub-adviser, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, the sub-advisor may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).



INDEXED SECURITIES


Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increases, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.


LOANS AND OTHER DIRECT DEBT INSTRUMENTS


Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The

                                                                           EIF-5
agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

The fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see the fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.


MORTGAGE SECURITIES



Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or CMOs), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.


Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument (extension risk). The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

In order to earn additional income for a fund, the sub-advisor may use a trading strategy that involves selling mortgage securities and simultaneously agreeing to purchase similar securities on a later date at a set price. This trading strategy may result in an increased portfolio turnover rate which increases costs and may increase taxable gains.


REAL ESTATE INVESTMENT TRUSTS


Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency,

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defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.


RESTRICTED SECURITIES


Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.


SHORT SALES


Stocks underlying a fund's convertible security holdings can be sold short. For example, if the sub-advisor anticipates a decline in the price of the stock underlying a convertible security held by a fund, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. The fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

A fund will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

WARRANTS

Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.


STRATEGIC PORTFOLIO TRANSACTIONS


The portfolio manager for the fund may, at any given time, invest a portion of the fund's assets in one or more strategic portfolio transactions which we define as derivative transactions and cash enhancement transactions.


For your convenience, in the General SAI Disclosure for the 11 funds, we have included a basic discussion of these special financial arrangement transactions and some of the risks associated with them. Note also that the SAI for the 11 funds contains definitions of the more commonly used derivative transactions, technical explanations of how these transactions will be used and the limits on their use. You should consult your financial counselor if you have specific questions.


THE EQUITY-INCOME FUND IS AUTHORIZED:

a) for derivative transactions, to: buy and sell put and call options; buy and sell futures contracts; engage in forward contracts; engage in interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors.


b) for cash enhancement transactions, to: lend portfolio securities, if such loans of securities do not exceed one-third of the fund's total assets, and engage in repurchase and reverse repurchase transactions. Collateral will be continually maintained at no less than 102% of the value of the loaned securities or of the repurchase price, as applicable.



SWAP AGREEMENTS


Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate

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collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.


FUTURES AND OPTIONS


The following paragraphs pertain to futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.


COMBINED POSITIONS


Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


CORRELATION OF PRICE CHANGES


Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.


FUTURES CONTRACTS


In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and

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negative market price changes, much as if the underlying instrument had been sold.


FUTURES MARGIN PAYMENTS


The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.


LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS


The fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission
(CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums. Accordingly, the fund will not enter into any futures contract and options thereon for non-hedging purposes if, immediately, thereafter, the aggregate initial margin for all such existing futures contracts and options thereon and for premiums paid for related options would exceed 5% of the fund's net assets.

In addition, the fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.


LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS


There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.


OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES


Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

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OTC OPTIONS


Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.


PURCHASING PUT AND CALL OPTIONS


By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.


WRITING PUT AND CALL OPTIONS


The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.


REPURCHASE AGREEMENTS


Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Board of Directors or its delegate.


REVERSE REPURCHASE AGREEMENTS


In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in

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return for cash and agrees to repurchase that security at an agreed-upon price and time.

While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the Board of Directors or its delegate. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage.


SECURITIES LENDING



The fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral from the borrower, in the form of cash (which may be invested in short-term securities), U.S. Government obligations or certificates of deposit. Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities, and will be in the actual or constructive possession of the fund during the term of the loan. The fund will retain the incidents of ownership of the loaned securities and will be entitled to the interest or dividends payable on the loaned securities. In addition, the fund will receive interest on the amount of the loan. The loans will be terminable by the fund at any time and will not be made to any affiliates of the fund or the adviser or sub-adviser. The fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.


As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral or the loaned securities should the borrower of securities fail financially. However, loans of portfolio securities will be made only to firms deemed by the Board of Directors to be creditworthy.


INVESTMENT RESTRICTIONS


The fund has adopted policies and investment restrictions. The investment restrictions may not be changed without a majority vote of its outstanding shares, and are considered fundamental. Such majority is defined in the 1940 Act as the vote of the lesser of (1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. For purposes of the following restrictions: (1) all percentage limitations apply immediately after the making of an investment; and (2) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

The fund may not:

1. with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result,
    (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;


2.  issue senior securities, except as permitted under the 1940 Act;


3. borrow money, except that the fund (a) may borrow money for temporary or emergency purposes (not for leveraging or investment) or (b) engage in reverse repurchase agreements, provided that (a) and (b) in combination (borrowings) do not exceed 25% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 25% limitation;

4. underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

5. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry;

6. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

7. purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

8. lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

                                                                          EIF-11

The following investment limitations for the fund are not fundamental and may be changed without shareholder notification.

1. The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

2. The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

3. The fund may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party [reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation
    (3)]. The fund will not borrow money in excess of 25% of net assets so long as this limitation is required for certification by certain state insurance departments. Any borrowings that come to exceed this amount will be reduced within seven days (not including Sundays and holidays) to the extent necessary to comply with the 25% limitation. The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

4. The fund does not currently intend to purchase any security if, as a result, more than 10% of the fund's net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. (With respect to this limitation , if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.)

5. The fund does not currently intend to lend assets other than securities to other parties, except by acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

6. The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations
    (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger. (Due to certain state insurance regulations, the fund does not currently intend to purchase the securities of other investment companies.)

DIVERSIFICATION

The fund qualifies as a diversified investment company under the 1940 Act. As a fundamental policy, a diversified fund may not purchase a security of any issuer (except cash items and U.S. Government securities) if, as applied to 75% of the fund's total assets, (a) it would cause the fund to own more than 10% of the outstanding voting securities of that issuer or (b) if it would cause the fund's holdings of that issuer to amount to more than 5% of the fund's total assets. It may invest up to 25% of its total assets in the securities of one issuer. The fund does not anticipate concentrating its holdings in so few issuers unless the sub-advisor believes a security has the potential for substantial income production consistent with the fund's policies and goals. The fund does intend to take advantage of the ability to invest more than 5% of its total assets in the securities of one issuer. To the extent that it does so, its exposure to credit risks and/or market risks associated with that issuer increases.


Other than the fund's fundamental investment policies and the limitations set forth in the General SAI Disclosure and this SAI, there are no limits on the percentage of the fund's assets which may be invested in any one type of instrument. Nor are there limitations (except those described in this SAI, and those imposed by certain state insurance regulations) on the percentage of the fund's assets which may be invested in any foreign country. However, in order to comply with diversification requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended, in connection with FMR serving as sub-adviser, the fund has agreed to certain non-fundamental limitations. Please refer to the Prospectus for the variable insurance contract for more information.



PORTFOLIO TRANSACTIONS AND BROKERAGE



All orders for the purchase or sale of fund securities are placed on behalf of the fund by the adviser (either directly or through affiliated advisers or sub-advisers) pursuant to authority contained in the fund's advisory agreement. The adviser may also be responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act


EIF-12
as adviser or sub-adviser. Money market securities purchased and sold by the fund generally will be traded on a net basis (i.e., without commission). In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions. Commissions for foreign investments traded on foreign exchanges will generally be higher than for U.S. investments and may not be subject to negotiation.



The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund and/or other accounts over which the adviser or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, fund strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The adviser maintains a listing of broker-dealers who provide such services on a regular basis. However, as many transactions on behalf of the fund's money market securities are placed with dealers (including broker-dealers on the list) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. The selection of such broker-dealers is generally made by the adviser (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the adviser's investment staff based upon the quality of research and execution services provided.



For transactions in fixed-income securities, the adviser's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.



The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to the adviser in rendering investment management services to the fund and/or other clients, and conversely, such information provided by broker-dealers who have executed transaction orders on behalf of other adviser clients may be useful to the adviser in carrying out its obligations to the fund. The receipt of such research has not reduced the adviser's normal independent research activities; however, it enables the adviser to avoid additional expenses that could be incurred if the adviser tried to develop comparable information through its own efforts.


Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.

Subject to applicable limitations of the federal securities laws, broker dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker dealers in recognition of their research and/or execution services. In order to cause the fund to pay such higher commissions, the advisor must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the advisor's overall responsibilities to the fund and its other clients. In reaching this determination, the advisor will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.


To the extent permitted by applicable law, the advisor is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. The sub-adviser may use research services provided by and place agency transactions with National Financial Services LLC, of which Fidelity Capital Markets (FCM) is a division, and Fidelity Brokerage Services Japan LLC, indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. The sub-adviser may also place agency transactions with REDIBook ECN LLC, an electronic communication network, in which a wholly-owned subsidiary of FMR Corp., has an equity ownership interest, if the commissions are fair, reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms for similar services.



The adviser may allocate brokerage transactions to broker-dealers (including affiliates of the adviser) who have entered into arrangements with the adviser under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.


                                                                          EIF-13

The fund's Board of Directors periodically reviews the adviser's performance of its responsibilities in connection with the placement of fund transactions on behalf of the fund and reviews the commissions, if any, paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.



BROKERAGE COMMISSIONS



Of the commissions paid to brokerage firms which provided research services, the providing of such services is not necessarily a factor in the placement of all business with such firms. The fund pays both commissions and spreads in connection with the placement of fund transactions. The aggregate amount of brokerage commissions paid by the fund during 2000 was $2,061,529, for 1999 it was $3,491,481, and for 1998 it was $504,893. The greater amount of commissions paid in 1999 was a result of restructuring the portfolio due to a portfolio manager change. The amount of commissions paid in 2000 reflects the current portfolio manager's portfolio trading activity. Brokerage commissions paid to FCM during 2000 was $362, representing 0.01% of total commissions paid. Brokerage commissions paid to Fidelity Brokerage Services LLC (formerly Fidelity Brokerage Services, Inc.), an indirect subsidiary of FMR Corp., during 2000 and 1999 totaled about $76,790 and $191,040, respectively. During 2000, the percentage of the fund's transactions on which commissions were paid effected through Fidelity Brokerage Services LLC was 3.72%.


From time to time the fund's Directors will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on fund transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Directors intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.


Although the adviser or its affiliates also manage other funds, investment decisions for the fund are made independently from those of other funds managed by the sub-adviser or accounts managed by affiliates of the sub-adviser. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund. Securities of the same issuer may be purchased, held, or sold at the same time by the fund or other accounts or companies for which the adviser provides investment advice (including affiliates of the adviser). On occasions when the adviser deems the purchase or sale of a security to be in the best interest of the fund, as well as the other clients of the adviser, the adviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the fund with those to be sold or purchased for other clients in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to all such clients, including the fund. In some instances, the procedures may impact the price and size of the position obtainable for the fund.



Under the sub-advisory agreement between the adviser and the sub-adviser, the sub-adviser may perform some, or substantially all, of the investment advisory services required by the fund, even though the adviser remains primarily responsible for investment decisions affecting the fund. The sub-adviser will follow the same procedures and policies which are followed by the adviser as described previously. The sub-adviser currently provides investment advice to a number of other clients.


EIF-14

GENERAL SAI DISCLOSURE -- IMPORTANT ADDITIONAL INFORMATION



(Note: this is uniform information for the 11 funds. See each fund's SAI for information specific to that fund.)



THIS GENERAL SAI DISCLOSURE CONSTITUTES PART OF THE SAIS OF LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC. (AGGRESSIVE GROWTH), LINCOLN NATIONAL BOND
FUND, INC. (BOND), LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC. (CAPITAL APPRECIATION), LINCOLN NATIONAL EQUITY-INCOME FUND, INC. (EQUITY-INCOME), LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC. (GLOBAL ASSET ALLOCATION), LINCOLN NATIONAL GROWTH AND INCOME FUND, INC. (GROWTH AND INCOME), LINCOLN NATIONAL INTERNATIONAL FUND, INC. (INTERNATIONAL), LINCOLN NATIONAL MANAGED FUND, INC. (MANAGED), LINCOLN NATIONAL MONEY MARKET FUND, INC. (MONEY MARKET), LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC. (SOCIAL AWARENESS), AND LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC. (SPECIAL OPPORTUNITIES). UNLESS OTHERWISE INDICATED, THE FOLLOWING INFORMATION APPLIES TO EACH FUND.



INVESTMENT ADVISER AND SUB-ADVISERS



Delaware Lincoln Investment Advisers (DLIA) is investment adviser to nine of the funds: Aggressive Growth, Bond, Capital Appreciation, Equity-Income, Growth and Income, Global Asset Allocation, International, Managed and Money Market. Vantage Investment Advisers (VIA) is investment adviser to two of the funds:
Social Awareness and Special Opportunities. DLIA and VIA are both series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment adviser. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DLIA and VIA are collectively referred to in this General SAI Disclosure as the adviser, unless otherwise indicated.



DMBT is a wholly-owned subsidiary of Lincoln National Investments, Inc., which is a wholly-owned subsidiary of Lincoln National Corporation (LNC). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services. DMBT is registered with the Securities and Exchange Commission (SEC) as an investment adviser and has acted as an investment adviser to mutual funds for over sixty years.



During the last three years, the adviser received the amounts, as illustrated in the table below, for investment advisory services. If total expenses of the funds (excluding taxes, interest, portfolio brokerage commissions and fees, and expenses of an extraordinary and non-recurring nature, but including the investment advisory fee) exceed 1 1/2% per annum of the average daily net assets of each fund (2% for the International Fund), the adviser will pay such excess by offsetting it against the advisory fee. If such offset is insufficient to cover the excess, any balance remaining will be paid directly by the adviser to each fund.



ADVISORY FEES PAID BY THE FUNDS



                                                            2000                1999                1998
---------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                                      $ 4,181,027         $ 2,417,737         $ 2,476,022
Bond Fund                                                     1,398,198           1,552,439           1,421,361
Capital Appreciation Fund                                    14,625,745           9,051,341           4,265,160
Equity-Income Fund                                            6,138,123           7,394,087           6,639,317
Global Asset Allocation Fund                                  3,114,714           3,493,557           3,320,142
Growth and Income Fund                                       13,042,839          13,910,486          12,112,568
International Fund                                            3,489,925           3,998,445           3,837,594
Managed Fund                                                  3,040,221           3,376,216           3,283,079
Money Market Fund                                             1,012,883             859,855             517,294
Social Awareness Fund                                         5,748,045           6,167,750           5,287,914
Special Opportunities Fund                                    2,113,992           2,868,328           3,248,791


                                                                           GSD-1

Under an Advisory Agreement with each fund, the adviser provides portfolio management and investment advice to the funds and administers its other affairs, subject to the supervision of the fund's Board of Directors. The adviser, at its expense, will provide office space to the funds and all necessary office facilities, equipment and personnel and will make its officers and employees available to the funds as appropriate. In addition, the adviser will pay all expenses incurred by it or by the funds in connection with the management of each fund's assets or the administration of its affairs, other than those assumed by the funds, as described in the General Prospectus Disclosure. Lincoln Life has paid the organizational expenses of all the funds. The rates of compensation to the adviser is set forth in the General Prospectus Disclosure to the Prospectus.



SUB-ADVISERS. As adviser, DLIA is primarily responsible for investment decisions affecting each of the funds under its management. However, DLIA has entered into sub-advisory agreements with several professional investment management firms. These firms provide some or substantially all of the investment advisory services required by a number of the funds, including day-to-day investment management of those funds' portfolios. Each sub-adviser makes investment decisions for its respective fund in accordance with that fund's investment objectives and places orders on behalf of that fund to effect those decisions. See the following table for more information about the sub-advisers and their fees:



                                                                    ANNUAL FEE RATE BASED ON
  FUND                             SUB-ADVISER                      AVERAGE DAILY NET ASSET VALUE
  -----------------------------------------------------------------------------------------------------------------------------

  Aggressive Growth                Putnam Investment Management,    .50 of 1% of the first $250 million, .45 of 1% of the
                                   LLC (Putnam)                     excess over $250 million
                                   One Post Office Square
                                   Boston, MA 02109

  Capital Appreciation             Janus Capital Corporation        .55 of 1% of the first $100 million .50 of 1% of the next
                                   (Janus)                          $400 million; and .45 of 1% of the excess over
                                   100 Fillmore Street              $500 million
                                   Denver, CO 80206

  Equity-Income                    Fidelity Management &            .48 of 1%
                                   Research Co. (FMR)
                                   82 Devonshire Street
                                   Boston, MA 02108

  Global Asset Allocation          Putnam                           The greater of (a) $40,000; or (b) .47 of 1% of the first
                                   One Post Office Square           $200 million; .42 of 1% of the next $200 million; and .40
                                   Boston, MA 02109                 of 1% of any excess over $400 million

  Growth and Income                Goldman Sachs                    .1333 of 1%
                                   Asset Management (GSAM),
                                   a division of
                                   Goldman, Sachs & Co.
                                   32 Old Slip,
                                   17th floor
                                   New York, NY 10005

  International                    Delaware International Advisers  .50 of 1% of the first $200 million; .40 of 1% of the next
                                   Ltd. (DIAL)                      $200 million; and .35 of 1% of any excess over
                                   80 Cheapside,                    $400 million
                                   London, England
                                   EC2V 6EE


GSD-2

Stilwell Financial, Inc. ("Stilwell") owns approximately 81.5% of the outstanding voting stock of Janus. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Directors of Janus, owns approximately 12% of Janus's voting stock and, by agreement with Stilwell, selects at least a majority of Janus's Board, subject to the approval of Stilwell, which approval cannot be unreasonably withheld.



Upon the completion of a pending stock sale transaction between Thomas H. Bailey, President, Chief Executive Officer and Chairman of the Board of Janus Capital, and Stilwell Financial, Inc. ("Stilwell"), Stilwell will own approximately 88.7% of Janus Capital's outstanding voting stock and Mr. Bailey will own approximately 6.2%. This transaction is anticipated to close during the first quarter of 2001.



FMR Corp., organized in 1972, is the ultimate parent company of Fidelity Management & Research Co. (FMR). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominately by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940, as amended (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.



GSAM, a separate business unit of the Investment Management Division (IMD), a division of Goldman Sachs, was established September 1, 1999. Goldman Sachs registered as an investment adviser in 1981. As of December 31, 2000, GSAM, along with other units of IMD, had assets under management of $281.7 billion.


Putnam is a majority-owned subsidiary of Marsh & McLennan Companies, a diversified firm offering insurance and reinsurance broking, consulting, and investment management services. Putnam, however, operates independently of its parent.


During the last three years sub-advisers received the following amounts for investment sub-advisory services. DLIA, not the fund, pays all sub-advisory fees owed.



SUB-ADVISORY FEES PAID BY THE ADVISER



                                                          2000                  1999                  1998
----------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                                    $2,860,413            $1,637,988            $1,450,345
Bond Fund                                                        N/A                   N/A                   N/A
Capital Appreciation Fund                                  9,638,694             5,545,764             2,840,385
Equity-Income Fund                                         4,039,518             5,268,247             5,248,803
Global Asset Allocation Fund                               1,929,604             2,296,989             2,000,284
Growth and Income Fund                                     8,282,611             9,501,504             7,502,197
International Fund                                         1,898,905             2,200,556             1,233,752
Managed Fund                                               1,017,457             1,269,452             1,116,901
Money Market Fund                                                N/A                   N/A                   N/A
Social Awareness Fund                                      3,450,006             4,013,362             2,992,902
Special Opportunities Fund                                 1,024,476             1,706,577             1,775,700


--------------------------------------------------------------------------------


SERVICE MARKS. The service mark for the funds and the name Lincoln National have been adopted by the funds with the permission of LNC, and their continued use is subject to the right of LNC to withdraw this permission in the event the adviser should not be the investment advisor of the funds.



In the Prospectus and sales literature, the name Fidelity Investments will be used with the Equity-Income Fund, Goldman Sachs with the Growth and Income Fund, Janus with the Capital Appreciation Fund and Putnam with the Aggressive Growth and Global Asset Allocation Funds. The continued use of these names is subject to the right of the respective sub-adviser to withdraw its permission in the event it ceases to be the sub-adviser to the particular fund it advises.


                                                                           GSD-3

DIRECTORS AND OFFICERS


The directors and executive officers of each fund, their business addresses, positions with fund, age and their principal occupations during the past five years are as follows:


----------------------------------------------------------------------------------------------------------
*     KELLY D. CLEVENGER                      Vice President, Lincoln National Life Insurance Co.
      Chairman of the Board,
      President and Director, age 48
      1300 S. Clinton Street
      Fort Wayne, IN 46802
----------------------------------------------------------------------------------------------------------
      JOHN B. BORSCH, JR.                     Retired, formerly Director of Northwestern University
      Director, age 67
      1776 Sherwood Road
      Des Plaines, IL 60016
----------------------------------------------------------------------------------------------------------
      NANCY L. FRISBY, CPA                    Vice President/Chief Financial Officer, Desoto Memorial
      Director, age 59                        Hospital
      127 Sinclair Street, S.W.,              Formerly Chief Financial Officer, Bascom Palmer Eye
      Port Charlotte, FL 33952                Institute, University of Miami School of Medicine
----------------------------------------------------------------------------------------------------------
*     BARBARA S. KOWALCZYK                    Senior Vice President and Director, Corporate Planning and
      Director, age 49                        Development, Lincoln National Management Corporation;
      Centre Square, West Tower               Director, Lincoln Life and Annuity Company of New York
      1500 Market St., Suite 3900             (formerly Executive Vice President, Lincoln Investment
      Philadelphia, PA 19102-2112             Management, Inc.)
----------------------------------------------------------------------------------------------------------
      KENNETH G. STELLA                       President, Indiana Hospital and Health Association
      Director, age 57
      One America Square
      Indianapolis, IN 46282
----------------------------------------------------------------------------------------------------------
      FREDERICK J. CRAWFORD                   Vice President and Treasurer, Lincoln National Corp.;
      Treasurer, age 37                       President and Market Manager Greater Cincinnati Region of
      Centre Square, West Tower               Bank One, N.A.; and First Vice President and Senior Banker,
      1500 Market St., Suite 3900             Division of First Chicago NBD.
      Philadelphia, PA 19102-2112
----------------------------------------------------------------------------------------------------------
      CYNTHIA A. ROSE                         Assistant Vice President, Lincoln National Life Insurance
      Secretary, age 46                       Co.
      1300 South Clinton Street               Secretary and Assistant Vice President (eff. 1/1/99)
      Fort Wayne, IN 46802
----------------------------------------------------------------------------------------------------------
      ERIC C. JONES                           Assistant Vice President, Finance, Director of Separate
      Assistant Vice President and Chief      Account Financial Operations, Lincoln National Life
      Accounting Officer, age 40              Insurance Co.
      1300 S. Clinton Street
      Fort Wayne, IN 46802
----------------------------------------------------------------------------------------------------------
      STEVEN M. KLUEVER                       2nd Vice President, Funds Management, Lincoln National Life
      2nd Vice President, age 38              Insurance Co.
      1300 S. Clinton Street
      Fort Wayne, IN 46802
----------------------------------------------------------------------------------------------------------



* Interested persons of the funds, as defined in the Investment Company Act of 1940 (1940 Act), as amended.


GSD-4


                                                     COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------------
                                      AGGREGATE COMPENSATION                           TOTAL COMPENSATION FROM FUND
NAME OF PERSON,                           FROM EACH FUND*                                    AND FUND COMPLEX
POSITION
----------------------------------------------------------------------------------------------------------------------------
JOHN B. BORSCH, JR.
Director                                      $1,773                                              $19,505
----------------------------------------------------------------------------------------------------------------------------
NANCY L. FRISBY
Director                                       1,870                                              18,550
----------------------------------------------------------------------------------------------------------------------------
KENNETH G. STELLA
Director                                       1,763                                              18,550
----------------------------------------------------------------------------------------------------------------------------


* Directors fees of $350 per meeting, plus expenses to attend the meetings, are paid by each fund to each director who is not an interested person of the funds.

CODE OF ETHICS


The funds permit "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics that has been adopted by each fund's Board of Directors. Access Persons are required to follow the guidelines established by a fund's Codes of Ethics in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. Each fund's adviser and sub-adviser, pursuant to Rule 17j-1 and other applicable laws and pursuant to the terms of each fund's Code of Ethics, must adopt and enforce their own Codes of Ethics appropriate to their operations. Each fund's Board of Directors is required to review and approve the Codes of Ethics for the fund's adviser and sub-adviser.



FUND EXPENSES



Expenses other than investment advisory fees specifically assumed by each fund include: compensation and expenses of Directors of the fund who are not interested persons of the fund as defined in the 1940 Act; registration, filing, printing, and other fees in connection with filings with regulatory authorities, including the costs of printing and mailing updated Prospectuses and SAIs provided to current contract owners; fees and expenses of independent auditors; the expenses of printing and mailing proxy statements and shareholder reports; custodian and transfer agent charges; brokerage commissions and securities and options transaction costs incurred by the fund; taxes and corporate fees; fees for accounting, valuation and related services; legal fees incurred in connection with the affairs of the fund (other than legal services provided by personnel of the adviser or its affiliated companies); the fees of any trade association of which the fund is a member; and expenses of shareholder and Director meetings.



DESCRIPTION OF SHARES



The authorized capital stock of each fund consists of shares of common stock, $0.01 par value. Fund shares will be owned by Lincoln Life and will be held by it in the variable accounts. As principal shareholder of each fund, Lincoln Life may be deemed to be a control person as that term is defined under the 1940 Act. However, as stated in the prospectuses for the variable accounts, Lincoln Life provides to contract owners of the variable accounts the right to direct the voting of fund shares at shareholder meetings, to the extent provided by law. Lincoln Life will vote for or against any proposition, or will abstain from voting, any fund shares attributable to a contract for which no timely voting instructions are received, and any fund shares held by Lincoln Life for its own account, in proportion to the voting instructions that it received with respect to all contracts participating in that fund. However, if the 1940 Act or any regulation under it should change, and as a result Lincoln Life determines it is permitted to vote fund shares in its own right, it may elect to do so.


All the shares of each fund are of the same class with equal rights and privileges. Each full share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote, on all matters subjected to a vote of the shareholder. All shares, full and fractional, participate proportionately in any dividends and capital gains distributions and, in the event of liquidation, in that fund's net assets remaining after satisfaction of outstanding liabilities.

When issued, each share is fully-paid and non-assessable and the shareholder has no preemptive or conversion rights. Fund shares have non-cumulative voting

                                                                           GSD-5
rights, which means that holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. In that event the holders of the remaining shares so voting will not be able to elect any directors. Shares may be redeemed as set forth under Purchase and Redemption of Fund Shares in the General Prospectus Disclosure.


The Bylaws of the funds allow them, in proper cases, to dispense with their annual meetings of the shareholder. Generally, this may be done as long as:
(1) a majority of the Directors then in office have at some point been elected by the shareholder and, if any vacancy is filled by vote of the Board of Directors, then immediately after filling the vacancy at least two thirds of the Directors shall have been elected by the shareholder; (2) there is no change in the independent auditor of the funds; (3) there is no material change to the investment advisory and/or sub-advisory agreements and/or fundamental policies; and (4) a shareholder vote is not required with respect to a distribution agreement. In adopting this procedure for dispensing with annual meetings that are a formality, the Directors of the funds have undertaken to comply with the requirements of Section 16(c) of the 1940 Act. That Section protects contract owners by providing a procedure by which they may require management to convene a meeting of the shareholder to vote on removal of one or more Directors. The Directors also have agreed to facilitate communication among contract owners for the purpose of calling those meetings. Further information about these procedures is available from fund management.


STRATEGIC PORTFOLIO TRANSACTIONS-ADDITIONAL INFORMATION


Because of their different investment objectives and portfolio management philosophies many of the funds engage to varying degrees in strategic portfolio transactions, in order to preserve or enhance the value of their assets. These can be generally identified as either derivative transactions or cash enhancement transactions. Derivative transactions are recognized by the investment community as an acceptable way to seek to increase the fund's overall value (or, depending on the condition of the securities markets, at least to slow its decrease). Cash enhancement transactions are designed to make some extra money for the fund when it has excess cash, or to help the fund obtain some cash for temporary purposes when needed. See the Prospectus for each fund for a listing of the kinds of transactions in which each fund may engage.

1. DERIVATIVE TRANSACTIONS

    A.  Introduction

       A derivative transaction is a financial agreement the value of which is dependent upon the values of one or more underlying assets or upon the values of one or more indices of asset values. The following types are currently in fairly common use in the investment community, although not every fund will use all of them:

        1. Equity contracts: stock options and indexed options; equity swaps; stock index futures and options on futures; swaptions;

        2. Interest rate contracts: interest rate futures and options on them; forward rate agreements (FRAs); interest rate swaps and their related transactions (e.g., caps, floors, collars and corridors); and/or

        3. Currency derivative contracts: currency forward contracts; currency options; currency futures; currency swaps; cross-currency interest rate swaps.

SIMPLIFIED DEFINITIONS FOR THESE TRANSACTIONS ARE PROVIDED AT THE END OF THIS GENERAL SAI DISCLOSURE.


Although they may be structured in complex combinations, derivative transactions in which the funds engage generally fall into two broad categories: options contracts or forward contracts. The combined forms are constantly evolving. In fact, variations on the types listed previously may come into use after the date of the fund's SAIs. Therefore, where a particular fund discloses the intent of that fund to engage in any of the types listed, that fund hereby reserves the right to engage in related variations on those transactions.


The funds intend to engage in derivative transactions only defensively, unless a fund's Prospectus or SAI states otherwise. Examples of this defensive use might be: to hedge against a perceived decrease in a fund's asset value; to control transaction costs associated with market timing (e.g., by using futures on an unleveraged basis); and to lock in returns, spreads, or currency exchange rates in anticipation of future cash market transactions.

There is no discussion here of asset-backed or mortgage-backed securities, or securities such as collateralized mortgage obligations, structured notes, inverse floaters, principal-only or interest-only securities, etc. For a description of these securities see the Prospectus or SAI for the funds that are authorized to engage in this kind of trading.

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    B.  Risk factors commonly associated with derivative transactions.

       There are certain risks associated with derivatives, and some derivatives involve more of these risks than others. We briefly describe the most common ones here; however, this is not an exhaustive list. Consult your financial counselor if you have additional questions.

       CREDIT RISK is the possibility that a counterparty to a transaction will fail to perform according to the terms and conditions of the transaction, causing the holder of the claim to suffer a loss.

       CROSS-CURRENCY SETTLEMENT RISK (or Herstatt risk) is related to the settlement of foreign exchange contracts. It arises when one of the counterparties to a contract pays out one currency prior to receiving payment of the other. Herstatt risk arises because the hours of operation of domestic interbank fund transfer systems often do not overlap due to time zone differences. In the interval between the time one counterparty has received payment in one indicated currency and the time the other counterparty(ies) receive payment in the others, those awaiting payment are exposed to credit risk and market risk.

       LEGAL RISK is the chance that a derivative transaction, which involves highly complex financial arrangements, will be unenforceable in particular jurisdictions or against a financially troubled entity; or will be subject to regulation from unanticipated sources.

       MARKET LIQUIDITY RISK is the risk that a fund will be unable to control its losses if a liquid secondary market for a financial instrument does not exist. It is often considered as the risk that a (negotiable or assignable) financial instrument cannot be sold quickly and at a price close to its fundamental value.

       MARKET RISK is the risk of a change in the price of a financial instrument, which may depend on the price of an underlying asset.

       OPERATING RISK is the potential of unexpected loss from inadequate internal controls or procedures; human error; system (including data processing system) failure; or employee dishonesty.

       SETTLEMENT RISK between two counterparties is the possibility that a counterparty to whom a firm has made a delivery of assets or money defaults before the amounts due or assets have been received; or the risk that technical difficulties interrupt delivery or settlement even if the counterparties are able to perform. In the latter case, payment is likely to be delayed but recoverable.

       SYSTEMIC RISK is the uncertainty that a disruption (at a firm, in a market segment, to a settlement system, etc.) might cause widespread difficulties at other firms, in other market segments, or in the financial system as a whole.

       SPECIAL NOTE FOR OPTIONS AND FUTURES TRANSACTIONS: Gains and losses on options and futures transactions depend on the portfolio manager's ability to correctly predict the direction of stock prices and interest rates, and other economic factors. Options and futures trading may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. The loss from investing in futures transactions is potentially unlimited.

       SOME OF THESE RISKS MAY BE PRESENT IN EACH TYPE OF TRANSACTION, WHILE OTHERS MAY PERTAIN ONLY TO CERTAIN ONES. These risks are discussed here only briefly. Before you invest in a particular fund, please consult your financial counselor if you have questions about the risks associated with that fund's use of derivatives.

    C.  Varying usage of derivative transactions

       Subject to the terms of the Prospectus and SAI for each fund, that fund's portfolio manager decides which types of derivative transactions to employ, at which times and under what circumstances. For a description of the limits, risk factors and circumstances under which derivative transactions will be used by each fund, refer to the SAI booklet.

    D.  Increased government scrutiny

       Derivative transactions are coming under increased scrutiny by Congress and industry regulators (such as the SEC and the Office of the Comptroller of the Currency), and by self-regulatory agencies (such as the NASD). Should legislation or regulatory initiatives be enacted resulting in additional restrictive requirements for derivative transactions, Lincoln Life and the funds reserve the right to make all necessary changes in the contracts and the Registration Statements for the funds, respectively, to comply with those requirements.

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2. CASH ENHANCEMENT TRANSACTIONS


Cash enhancement transactions also involve certain risks to the fund. They are discussed more fully in the SAI.

    A.  Lending of portfolio securities

       Any fund authorized to do so may make secured loans of its portfolio securities in order to realize additional income. The loans are limited to a maximum of a stipulated amount of the fund's total assets. As a matter of policy, securities loans are made to broker/dealers under agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to 102% of the value of the securities lent.

       The borrower pays the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on securities lent. The fund also retains all or a portion of the interest received on investment of the cash collateral, or receives a fee from the borrower.


       With respect to the loaned securities, voting rights or rights to consent pass to the borrower. However, the fund retains the right to call in the loans and have the loaned securities returned at any time with reasonable notice. This is important when issuers of the securities ask holders of those securities--including the fund--to vote or consent on matters which could materially affect the holders' investment. The fund may also call in the loaned securities in order to sell them. None of the fund's portfolio securities will be loaned to the adviser, to any sub-adviser, or to any of their respective affiliates. The fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.


    B.  Repurchase (Repo) and reverse repurchase (Reverse Repo) transactions

        1. REPOS. From time to time, the funds may enter into Repo transactions. In a typical Repo transaction, the fund involved buys U.S. Government or other money market securities from a financial institution (such as a bank, broker, or savings and loan association). At the same time, as part of the arrangement, the fund obtains an agreement from the seller to repurchase those same securities from the fund at a specified price on a fixed future date.

           The repurchase date is normally not more than seven days from the date of purchase. Repurchase agreements maturing in more than seven days will be considered illiquid and subject to the fund's restriction on illiquid securities.

        2. REVERSE REPOS. A fund may also be authorized to enter into Reverse Repo transactions. This simply means the fund is on the reverse side of a Repo transaction. That is, the fund is the Seller of some of its portfolio securities, subject to buying them back at a set price and date.

           Authorized funds will engage in Reverse Repos for temporary purposes, such as for obtaining cash to fund redemptions; or for the purpose of increasing the income of the fund by investing the cash proceeds at a higher rate than the cost of the agreement. Entering into a reverse repo transaction is considered to be the borrowing of money by the fund. Funds authorized to engage in Repos as buyers are not necessarily authorized to do Reverse Repos.


RISKS OF OPTIONS AND FINANCIAL FUTURES TRADING


This discussion relates to all funds except the International Fund and the Money Market Fund. (Note: The SAIs for Aggressive Growth, Capital Appreciation, Equity-Income and Global Asset Allocation Funds provide additional disclosures concerning the types and risks of the strategic portfolio transactions in which they may engage.)


OPTIONS TRADING



A fund may purchase or write (sell) options on financial instruments as a means of achieving additional return or hedging the value of the fund's portfolio. The fund may not purchase or write put or covered call options in an aggregate cost exceeding 30% of the value of its total assets. The fund would invest in options in standard contracts which may be quoted on NASDAQ, or on national securities exchanges. Currently options are traded on numerous securities and indices including, without limitation, the Standard and Poor's 100 Index (S&P 100), the Standard and Poor's 500 Index (S&P 500), and the NYSE Beta Index.



Put and call options are generally short-term contracts with durations of nine months or less. The investment adviser will generally write covered call options when it anticipates declines in the market value of the portfolio securities and the premiums received may offset to


GSD-8
some extent the decline in the fund's net asset value. On the other hand, writing put options may be a useful portfolio investment strategy when the fund has cash or other reserves and it intends to purchase securities but expects prices to increase.



Generally, the risk to the fund in writing options is that the investment adviser's assumption about the price trend of the underlying security may prove inaccurate. If the fund wrote a put, expecting the price of a security to increase, and it decreases, or if the fund wrote a call, expecting the price to decrease but it increased, the fund could suffer a loss if the premium received in each case did not equal the difference between the exercise price and the market price.


As with the writer of a call, a put writer generally hopes to realize premium income. The risk position of the fund as a put writer is similar to that of a covered call writer which owns the underlying securities. Like the covered call writer (who must bear the risk of the position in the underlying security), the fund as a put writer stands to incur a loss if and to the extent the price of the underlying security falls below the exercise price plus premium.

Principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. In addition, there is no assurance that the fund will be able to effect a closing transaction at a favorable price. If the fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. If a substantial number of covered options written by the fund are exercised, the fund's rate of portfolio turnover could exceed historic levels. This could result in higher transaction costs, including brokerage commissions. The fund will pay brokerage commissions in connection with the writing and purchasing of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.


FUTURES CONTRACTS AND OPTIONS THEREON



The fund may buy and sell financial futures contracts (futures contracts) and related options thereon solely for hedging purposes. The fund may sell a futures contract or purchase a put option on that futures contract to protect the value of the fund's portfolio in the event the investment adviser anticipates declining security prices. Similarly, if security prices are expected to rise, the fund may purchase a futures contract or a call option thereon.


The fund may purchase and sell financial futures contracts (futures contracts) as a hedge against fluctuations in the value of securities which are held in the fund's portfolio or which the fund intends to purchase. The fund will engage in such transactions consistent with the fund's investment objective. For certain limited purposes, the fund may also be authorized to buy futures contracts on an unleveraged basis and not as an anticipatory hedge. Currently, futures contracts are available on Treasury bills, notes, and bonds as well as interest-rate and stock market indexes.

The Bond, Growth and Income, Managed, Social Awareness, and Special Opportunities funds may only purchase futures and related options thereon for hedging purposes. The Aggressive Growth, Capital Appreciation, Equity-Income, and Global Asset Allocation funds may purchase futures and related options for both hedging and non-hedging purposes, but subject to the limits described in each fund's SAI. The funds will not purchase or sell futures contracts or related options if immediately thereafter more than 1/3 of its net assets would be hedged.


There are a number of risks associated with futures hedging. Changes in the price of a futures contract generally parallel but do not necessarily equal changes in the prices of the securities being hedged. The risk of imperfect correlation increases as the composition of the fund's securities portfolio diverges from the securities that are the subject of the futures contract. Because the change in the price of the futures contract may be more or less than the change in the prices of the underlying securities, even a correct forecast of price changes may not result in a successful hedging transaction. Another risk is that the investment adviser could be incorrect in its expectation as to the direction or extent of various market trends or the time period within which the trends are to take place.


The fund intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. This investment policy does not apply to the Capital Appreciation, Global Asset Allocation, and Equity-Income funds. There can be no assurance that a liquid market will always exist for any particular contract at any particular time. Accordingly, there can be no assurance that it will always be possible to close a futures position when such closing is desired and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.

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Successful use of futures contracts by the fund is also subject to the ability of the investment adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. For example, if the fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and prices of such securities increase instead, the fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sale of securities may be, but will not necessarily be, at increased prices that reflect the rising market. The fund may have to sell securities at a time when it is disadvantageous to do so. Where futures are purchased to hedge against a possible increase in the price of securities before the fund is able to invest its cash in an orderly fashion, it is possible that the market may decline instead; if the fund then concludes not to invest in securities at that time because of concern as to possible further market decline or for other reasons, the fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.



The selling of futures contracts by the fund and use of related transactions in options on futures contracts are subject to position limits, which are affected by the activities of the investment adviser.


The hours of trading of futures contracts may not conform to the hours during which the fund may trade securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.


The fund's successful use of futures contracts and options thereon depends upon the ability of its investment adviser to predict movements in the securities markets and other factors affecting markets for securities and upon the degree of correlation between the prices of the futures contracts and the prices of the securities being hedged. As a result, even a correct forecast of price changes may not result in a successful hedging transaction. Although futures contracts and options thereon may limit the fund's exposure to loss, they may also limit the fund's potential for capital gains. For example, if the fund has hedged against the possibility of decrease in prices which would adversely affect the price of securities in its portfolio and prices of such securities increase instead, the fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. Although the fund will enter into futures contracts only where there appears to be a liquid market, there can be no assurance that such liquidity will always exist.



LENDING OF PORTFOLIO SECURITIES



The funds may from time to time lend securities from their portfolios to brokers, dealers and financial institutions and receive collateral from the borrower, in the form of cash (which may be invested in short-term securities), U.S. Government obligations or certificates of deposit. Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities, and will be in the actual or constructive possession of the particular fund during the term of the loan. The fund will maintain the incidents of ownership of the loaned securities and will continue to be entitled to the interest or dividends payable on the loaned securities. In addition, the fund will receive interest on the amount of the loan. The loans will be terminable by the fund at any time and will not be made to any affiliates of the fund or the adviser. The fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.



As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral or the loaned securities should the borrower of securities fail financially. However, loans of portfolio securities will be made to firms deemed by the adviser to be creditworthy.



RISKS OF REPURCHASE AND REVERSE REPURCHASE AGREEMENTS


The funds may make short-term investments in repurchase agreements. The difference between the purchase price to the fund and the resale price to the seller represents the interest earned by the fund which is unrelated to the coupon rate or maturity of the purchased security. If the seller defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement declines, or the fund may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. The Board of Directors of the funds or its delegate will evaluate the creditworthiness of all entities, including banks and broker-dealers, with which they propose to enter into repurchase agreements. These transactions will be fully collateralized; and the collateral for each

GSD-10
transaction will be in the actual or constructive possession of the particular fund during the terms of the transaction, as provided in the agreement.


Similarly, the fund will enter into reverse repurchase agreements only with parties that the adviser or sub-advisor deems creditworthy. While a reverse repurchase agreement is outstanding, the funds will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement.



FOREIGN INVESTMENTS


There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates; devaluation of currencies; political or economic developments including the possible imposition of currency exchange blockages, bars preventing the removal of assets, or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; and the fact that foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. With respect to certain foreign countries, there is also the possibility of expropriation, nationalization, confiscatory taxation, and limitations on the use or removal of cash or other assets of a fund, including the withholding of interest payments or dividends. These risks may be particularly great in so-called developing or undeveloped countries, sometimes referred to as Emerging Markets.


In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the NYSE. Accordingly, a fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. The funds will incur costs in converting foreign currencies into U.S. dollars. Custody charges are generally higher for foreign securities. In buying and selling securities on foreign exchanges, a fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the U.S. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the U.S. There may be difficulty in enforcing legal rights outside the U.S. For example, in the event of default on any foreign debt obligations, it may be more difficult or impossible for the fund to obtain or to enforce a judgment against the issuers of these securities. The adviser or sub-adviser will take all these factors into consideration in managing a fund's foreign investments.


The share price of a fund that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which those securities are denominated. Depending on the extent of a fund's investments abroad, changes in a fund's share price may have a low correlation with movements in the U.S. markets. Because most of the foreign securities in which the fund invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of the fund.


FOREIGN CURRENCIES



When an adviser or sub-adviser believes that a currency in which a portfolio security or securities is denominated or exposed may suffer a decline against the U.S. dollar, it may hedge that risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the portfolio securities denominated in or exposed to that foreign currency.


Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and a fund may hold various foreign currencies, the value of the net assets of that fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. Some foreign currency values may be volatile, and there is the possibility of government controls on currency exchange or governmental intervention in currency markets which could adversely affect the fund.


Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. In order to protect against uncertainty in the level of future foreign currency exchange rates, a fund's adviser or sub-adviser may attempt to manage exchange rate risk through active currency management, including the use of certain foreign currency hedging transactions.



For example, it may hedge some or all of its investments denominated in a foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into contracts to exchange that currency for U.S. dollars (not exceeding the value of the fund's assets denominated in or exposed to that currency), or by participating in options or futures contracts with respect to that currency. If the adviser or sub-adviser believes that a particular currency may


                                                                          GSD-11
decline relative to the U.S. dollar, the fund may also enter into contracts to sell that currency (up to the value of the fund's assets denominated in or exposed to that currency) in exchange for another currency that the adviser or sub-adviser expects to remain stable or to appreciate relative to the U.S. dollar. This technique is known as currency cross-hedging. Refer to the Prospectus for each fund to determine which funds may engage in these transactions.



These strategies are intended to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, these strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may adversely impact the fund's performance if the adviser or sub-adviser's projection of future exchange rates is inaccurate. See Strategic Portfolio Transactions -- Additional Information.



VALUATION OF PORTFOLIO SECURITIES



SHORT-TERM INVESTMENTS. For funds (other than the Money Market Fund) that own short-term investments which mature in less than 60 days, these instruments are valued at amortized cost. Such securities acquired with a remaining maturity of 61 days or more are valued at their fair value until the sixty-first day prior to maturity; thereafter, their cost for valuation purposes is deemed to be their fair value on such sixty-first day.



OPTIONS TRADING. For those funds engaging in options trading, fund investments underlying call options will be valued as described previously. Options are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on the NYSE. The fund's net asset value will be increased or decreased by the difference between the premiums received on writing options and the cost of liquidating those positions measured by the closing price of those options on the exchange where traded.



FUTURES CONTRACTS AND OPTIONS. For those funds buying and selling futures contracts and related options thereon, the futures contracts and options are valued at their daily settlement price.



FOREIGN SECURITIES. For funds investing in foreign securities, the value of a foreign portfolio security held by a fund is determined based upon its closing price or upon the mean of the closing bid and asked prices on the foreign exchange or market on which it is traded and in the currency of that market, as of the close of the appropriate exchange. As of the close of business on the NYSE, that fund's portfolio securities which are quoted in foreign currencies are converted into their U.S. dollar equivalents at the prevailing market rates, as computed by the custodian of the fund's assets.


However, trading on foreign exchanges may take place on dates or at times of day when the NYSE is not open; conversely, overseas trading may not take place on dates or at times of day when the NYSE is open. Any of these circumstances could affect the net asset value of fund shares on days when the investor has no access to the fund. There are more detailed explanations of these circumstances in the SAI for the various funds. See the General Prospectus Disclosure for the funds for information about how to obtain a copy of the SAI booklet for the 11 funds.

CUSTODIAN

All securities, cash and other similar assets of the Bond, Growth and Income, Managed, Money Market, Social Awareness and Special Opportunities funds are currently held in custody by The Chase Manhattan Bank, N.A., 4 Chase MetroTech Center, Brooklyn, NY 11245. Chase Manhattan agreed to act as custodian for each fund pursuant to a Custodian Agreement dated March 30, 1998.

All securities, cash and other similar assets of the Aggressive Growth, Capital Appreciation, Equity-Income, Global Asset Allocation and International Funds are held in custody by State Street Bank and Trust Co., 225 Franklin Street, Boston, Massachusetts 02110. State Street agreed to act as custodian for these funds pursuant to Custodian Contracts effective July 21, 1987 for the Global Asset Allocation fund, April 29, 1991 for the International fund, and December 6, 1993 for the other three funds.

Under these Agreements, the respective custodians shall (1) receive and disburse money; (2) receive and hold securities; (3) transfer, exchange, or deliver securities; (4) present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; (5) cause escrow and deposit receipts to be executed; (6) register securities; and
(7) deliver to the funds proxies, proxy statements, etc.


It is anticipated that by the end of 3rd quarter 2001, the custodian for each of these funds will be changed to Mellon Bank, 1735 Market Street, Suite 1735, Philadelphia, Pennsylvania 19103. This change is not expected to result in any material variation in the custodial services currently provided to these funds.



Lincoln Life performs the dividend and transfer functions for each fund.


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INDEPENDENT AUDITORS



Each fund's Board of Directors has engaged Ernst & Young LLP, Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, PA 19103, to be the independent auditors for the fund. In addition to the audit of the 2000 financial statements of the funds, other services provided include review and consultation connected with filings of annual reports and registration statements with the Securities and Exchange Commission (SEC); consultation on financial accounting and reporting matters; and meetings with the Audit Committee.



FINANCIAL STATEMENTS



The audited financial statements and the reports of Ernst & Young LLP, Independent Auditors, for the funds are incorporated by reference to each fund's 2000 Annual Report. We will provide a copy of each fund's Annual Report on request and without charge. Either write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801 or call: 1-800-4LINCOLN (452-6265).



BOND AND COMMERCIAL PAPER RATINGS


Certain of the funds' investment policies and restrictions include references to bond and commercial paper ratings. The following is a discussion of the rating categories of Moody's Investors Service, Inc. and Standard & Poor's Corp.

MOODY'S INVESTORS SERVICE, INC.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S CORP.

AAA -- This is the highest rating assigned by Standard & Poor's Corp. to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in the A category and higher.

                                                                          GSD-13

BB-B-CCC-CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S INVESTORS SERVICE, INC.

Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime 1 -- Highest Quality;
Prime 2 -- Higher Quality;
Prime 3 -- High Quality.

(The funds will not invest in commercial paper rated Prime 3).

STANDARD & POOR'S CORP.

A Standard & Poor's Corp. commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The fund will invest in commercial paper rated in the A Categories, as follows:

A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety. (The funds will not invest in commercial paper rated A-3).

A -- 1 this designation indicates that the degree of safety regarding timely payment is very strong.

A -- 2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not overwhelming as for issues designated A-1.


U.S. GOVERNMENT OBLIGATIONS


Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of two to ten years and Treasury bonds generally have a maturity of greater than ten years.

Various agencies of the U.S. Government issue obligations. Some of these securities are supported by the full faith and credit of the U.S. Treasury (for example those issued by Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority).

Obligations of instrumentalities of the U.S. Government are supported by the right of the issuer to borrow from the Treasury (for example, those issued by Federal Farm Credit Banks, Federal Home Loan Bank, Federal Home Loan Mortgage Corp., Federal Intermediate Credit Banks, Federal Land Bank and the U.S. Postal Service). Obligations supported by the credit of the instrumentality include securities issued by government-sponsored corporations whose stock is publicly held (for example, the Federal National Mortgage Association, and the Student Loan Marketing Association). There is no guarantee that the government will support these types of securities, and therefore they may involve more risk than other government obligations.

TAXES

Each fund intends to qualify and has elected to be taxed as a regulated investment company under certain provisions of the Internal Revenue Code of 1986, as amended (the Code). If a fund qualifies as a regulated investment company and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gain) from federal income tax, it will be relieved from such tax on the part of its net ordinary income and net realized capital gain which it distributes to its shareholders. To qualify for treatment as a regulated investment company, each fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are not directly related to the fund's principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its investing in such stocks, securities, or currencies.

The federal tax laws impose a 4% nondeductible excise tax on each regulated investment company with respect to an amount, if any, by which such company does not meet distribution requirements specified in such tax laws, unless certain exceptions apply. Each fund intends to comply with such distribution requirements or qualify under one or more exceptions, and thus does not expect to incur the 4% nondeductible excise tax.

GSD-14

Since the sole shareholder of each fund will be Lincoln Life, no discussion is stated herein as to the federal income tax consequences at the shareholder level.

The discussion of federal income tax considerations in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service (IRS). These interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the fund. State and local taxes vary.


DERIVATIVE TRANSACTIONS-DEFINITIONS



The SAI for each fund and this uniform General SAI Disclosure discuss the type of derivative transactions in which the funds may engage and the risks typically associated with many derivative transactions. Here are some definitions for the derivatives listed in the General SAI Disclosure:


OPTION. A contract which gives the fund the right, but not the obligation, to buy or sell specified securities at a fixed price before or at a designated future date. If the contract allows the fund to buy securities, it is a call option; if to sell, it is a put option. It is common practice in options trading to terminate an outstanding option contract by entering into an offsetting transaction known as a closing transaction; as a result of which the fund would either pay out or receive a cash settlement. This is discussed below.


CURRENCY OPTION. Discussed later.



FIXED INCOME OPTION. One based on a fixed-income security, such as a corporate or government bond.



INDEX OPTION. One based on the value of an index which measures the fluctuating value of a basket of pre-selected securities.



STOCK (EQUITY) OPTION. One based on the shares of stock of a particular company.



OPTION ON A FUTURES CONTRACT. Discussed later.


SWAP. A financial transaction in which the fund and another party agree to exchange streams of payments at periodic intervals under a predetermined set of occurrences related to the price level, performance or value of one or more underlying securities, and pegged to a reference amount known as the notional amount. A swap is normally used to change the market risk associated with a loan or bond borrowing from one interest rate base (fixed term or floating rate) or currency of one denomination to another.


EQUITY SWAP. One which allows the fund to exchange the rate of return (or some portion of the rate) on its portfolio stocks (an individual share, a basket or index) for the rate of return on another equity or non-equity investment.



INTEREST RATE SWAP. One in which the fund and another party exchange different types of interest payment streams, pegged to an underlying notional principal amount. The three main types of interest rate swaps are coupon swaps (fixed rate to floating rate in the same currency); basis swaps (one floating rate index to another floating rate index in the same currency); and cross-currency interest rate swaps (fixed rate in one currency to floating rate in another).



RELATED TRANSACTIONS TO INTEREST RATE SWAPS:


a. Cap. A contract for which the buyer pays a fee, or premium, to obtain protection against a rise in a particular interest rate above a certain level. For example, an interest rate cap may cover a specified principal amount of a loan over a designated time period, such as a calendar quarter. If the covered interest rate rises above the rate ceiling, the seller of the rate cap pays the purchaser an amount of money equal to the average rate differential times the principal amount times one-quarter.

b. Floor. A contract in which the seller agrees to pay to the purchaser, in return for the payment of a premium, the difference between current interest rates and an agreed (strike) rate times the notional amount, should interest rates fall below the agreed level (the floor). A floor contract has the effect of a string of interest rate guarantees.

c. Collar. An arrangement to simultaneously purchase a cap and sell a floor, in order to maintain interest rates within a defined range. The premium income from the sale of the floor reduces or offsets the cost of buying the cap.

d. Corridor. An agreement to buy a cap at one interest rate and sell a cap at a higher rate.

SWAPTION. An option to enter into, extend, or cancel a swap.


FUTURES CONTRACT. A contract which commits the fund to buy or sell a specified amount of a financial instrument at a fixed price on a fixed date in the future. Futures contracts are normally traded on an exchange and their terms are standardized, which makes it easier to buy and sell them.



INTEREST RATE FUTURES (AND OPTIONS ON THEM). Futures contracts pegged to U.S. and foreign fixed-income securities, debt indices and reference rates.


                                                                          GSD-15

STOCK INDEX FUTURES. Futures contracts based on an index of pre-selected stocks, with prices based on a composite of the changes to the prices of the individual securities in the index (e.g., S&P 500).



OPTION ON A FUTURES CONTRACT. An option taken on a futures position.



FORWARD CONTRACT. An over-the-counter, individually-tailored futures contract.



FORWARD RATE AGREEMENT (FRA). A contract in which the fund and another party agree on the interest rate to be paid on a notional deposit of specified maturity at a specific future time. Normally, no exchange of principal is involved; the difference between the contracted rate and the prevailing rate is settled in cash.



CURRENCY CONTRACT. A contract entered into for the purpose of reducing or eliminating an anticipated rise or drop in currency exchange rates over time.



CURRENCY FUTURES. Futures contracts on foreign currencies. Used to hedge the purchase or sale of foreign securities.



CURRENCY OPTION. An option taken on foreign currency.



CURRENCY SWAP. A swap involving the exchange of cash flows and principal in one currency for those in another, with an agreement to reverse the principal swap at a future date.



CROSS-CURRENCY INTEREST RATE SWAP. A swap involving the exchange of streams of interest rate payments (but not necessarily principal payments) in different currencies and often on different interest bases (e.g., fixed Deutsche Mark against floating dollar, but also fixed Deutsche Mark against fixed dollar).



FORWARD CURRENCY CONTRACT. A contract to lock in a currency exchange rate at a future date, to eliminate risk of currency fluctuation when the time comes to convert from one currency to another.


GSD-16

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

                                                                          GSD-17

                          PART C - OTHER INFORMATION

     Item 23.  Exhibits:


          (a)1.- Articles of Incorporation (incorporated by reference to post-effective Amendment No. 6 to this Registration Statement)


          (a)2.- Articles Supplementary (filed with post-effective Amendment No. 5 to this Registration Statement)

          (b)  - By-Laws (filed with post-effective
                 Amendment No. 6 to this Registration Statement)

          (c)  - Certificate*

          (d)1.- Advisory Agreement between Lincoln Investment Management, Inc. (formerly "Lincoln National Investment Management Company") and "Lincoln National Equity Income Fund, Inc." dated September 23, 1993.*


          (d)2.- Sub-Advisory Agreement between Lincoln National Investment Management Company and Fidelity Management Trust Company dated December 20, 1993.*


          (d)3.- Amendment dated January 1, 1998 to Advisory Agreement between Lincoln Investment Management, Inc. and Lincoln National Equity-Income Fund, Inc. Dated September 23, 1993.*


          (d)4.- Amendment, dated November 1, 1994, to Sub-Advisory Agreement between Lincoln National Investment Management Company and Fidelity Management Trust Company dated December 20, 1993.*

          (d)5.- Assumption Agreement Investment Advisory Agreement.



          (d)6.- Assumption Agreement Sub-Advisory Agreement.

          (e)1.- N/A

          (e)2.- Specimen Agents Contract (filed with post-effective Amendment No. 5 to this Registration Statement)

          (f)  - NA

          (g)1.- Custody Agreement between Lincoln National Equity-Income Fund, Inc. and State Street Bank and Trust Company dated December 6, 1993.*

          (g)2.- Custody Fee Schedule (incorporated by reference to post-effective Amendment No 5. to this Registration Statement)

          (g)3.- Form of Mellon Bank Custody Agreement


          (h)1.- Fund Participation Agreement
                 a. Fund Participation Agreement between Lincoln Life Insurance Company and Lincoln National Equity - Income Fund, Inc.

                 b. Fund Participation Agreement between Lincoln Life & Annuity Company of New York and Lincoln National Equity-Income Fund, Inc.

          (h)2.- Trade Name Agreement*

          (h)3.- Service Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc., Lincoln National Equity
                 Income Fund and Lincoln National Life Insurance Company is incorporated herein by reference to the Registration Statement on Form N-1A (2-80741), Amendment No. 21 filed on April 10, 2000.

          (h)4.- Amendment to Fund Participation Agreement

          (i)  - Opinion of counsel*

          (j)  - Consent of Ernst & Young LLP, Independent Auditors

          (k)  - NA

          (l)  - Investment Letter*

          (m)  - NA

          (n)  - NA

          (o)  - N/A

          (p)  - Code of Ethics
             1.  - Lincoln National Equity Income Fund, Inc.

             2.  - Delaware Lincoln Investment Advisers (DLIA


             3.  - Fidelity Management & Research Co.

          (q)1. - Power of Attorney, Kenneth G. Stella is incorated by reference to Post-Effective Amendment No. 9 filed on April 16, 1999

             2.  - Power of Attorney, John B. Borsch, Jr. is incorated by reference to Post-Effective Amendment No. 9 filed on April 16, 1999

             3.  - Power of Attorney, Barbara S. Kowalczyk is incorated by reference to Post-Effective Amendment No. 9 filed on April 16, 1999

             4.  - Power of Attorney, Nancy L. Frisby is incorated by
                   reference to Post-Effective Amendment No. 9 filed on April 16, 1999

             5.  - Power of Attorney, Eric C. Jones is incorated by
                   reference to Post-Effective Amendment No. 9 filed on April 16, 1999

             6.  - Power of Attorney, Frederick J. Crawford

             7.  - Power of Attorney, Kelly D. Clevenger is incorated by reference to Post-Effective Amendment No. 9 filed on April 16, 1999

          (r)  - Organizational Chart

          (s)  - Memorandum Concerning Books and Records

* Incorporated by reference to Post-Effective Amendment No. 7 to this Registration Statement.

     Item 24.  Persons Controlled by or Under Common Control with Registrant

               See "Management of the Funds" and "Purchase and Redemption of Fund Shares" in the General Prospectus Disclosure forming Part A of this Registration Statement and "Investment Adviser and Sub-Advisers" in the General SAI Disclosure forming Part B of this Registration Statement. As of the date of this Post-Effective Amendment, the Lincoln National Life Insurance Company (Lincoln Life), for its Variable Annuity Accounts C and Q and Variable Life Accounts K, M, R and S is the shareholder of the fund.


               No persons are controlled by the Registrant. A diagram of all persons under common control with the Registrant is filed as Exhibit (r) to this Registration Statement.

     Item 25.  Indemnification

               As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article VII of the Fund's By-Laws (Exhibit (b) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant.


               Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless is the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.


               The Registrant will purchase an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claim against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy will also insure the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.


               Section 9 of the Investment Advisory Agreement (Exhibit (d) 1 to the Registration Statement) limits the liability of DLIA to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its respective duties or from reckless disregard by them of its respective obligations and duties under the agreements.


               The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17 (i) of such Act remain in effect and are consistently applied.

     Item 26.  Business and Other Connections of Investment Adviser

               Information pertaining to any business and other connections of Registrant's investment adviser, DLIA, is hereby incorporated by reference from the section captioned "Management of the Fund" in the Prospectus forming Part A of this Registration Statement, the section captioned "Investment Adviser and Sub-Adviser" in the Statement of Additional Information forming Part B of this Registration Statement, and Item 7 of Part II of Lincoln Investment's Form ADV filed separately with the Commission (File No. 811-32108). Information pertaining to any business and other connections of Registrant's sub-investment adviser, Fidelity Management & Research Co. ("FMR") is incorporated by reference from the section of the Prospectus captioned "Management of the Fund," the section of the Statement of Additional Information captioned "Investment Adviser and Sub-Adviser," and Item 7 of
               Part II FMR's Form ADV filed separately with the Commission
               (File No. 801-7884).


               The other businesses, professions, vocations, and employment of a substantial nature, during the past two years, of the directors and officers of DLIA and FMR are hereby incorporated by reference, respectively, from Schedules A and D of DLIA's Form ADV and from Schedules A and D of FMR's Form ADV.

          (a) As of March 23, 2001, the officers and/or directors of the Investment Adviser held the following positions:

Charles E. Haldeman, Jr.                 President/Chief Executive Officer

John C.E. Campbell                       Executive Vice President/Global Marketing & Client
                                         Services

Jude T. Driscoll                         Executive Vice President/Head of Fixed Income
David K. Downes                          Executive Vice President/Chief Operating Officer/Chief Financial
                                         Officer
Richard J. Flannery                      Executive Vice President/General Counsel/Chief Administrative
                                         Officer

Michael P. Bishof                        Senior Vice President/Investment Accounting
Lisa O. Brinkley                         Senior Vice President/Compliance Director
Timothy G. Connors                       Senior Vice President/Director of Research, Fundamental
Robert J. DiBraccio                      Senior Vice President/Head Of Equity Trading
J. Paul Dokas                            Senior Vice President/Director of Research, Quantitative
Susan L. Hanson                          Senior Vice President/Global Marketing & Client Services
Joseph H. Hastings                       Senior Vice President/Corporate Controller/Treasurer
Joanne O. Hutcheson                      Senior Vice President/Human Resources
Richelle S. Maestro                      Senior Vice President/Deputy General Counsel/Secretary
John J. O'Connor                         Senior Vice President/Investment Accounting
David Prince                             Senior Vice President/Client Services
See Yeng Quek                            Senior Vice President/Senior Portfolio Manager
Paul M. Ross                             Senior Vice President/Global Marketing & Client Services
James L. Shields                         Senior Vice President/Chief Information Officer

Gary T. Abrams                           Vice President/Equity Trader
Christopher S. Adams                     Vice President/Senior Equity Analyst
Peter C. Andersen                        Vice President/Senior Portfolio Manager
Paul A. Aronson                          Vice President
Richard E. Biester                       Vice President/Equity Trader
Dennis A. Blume                          Vice President
Susan J. Bonnell                         Vice President
Ryan K. Brist                            Vice President/Portfolio Manager
Steven R. Brody                          Vice President
Patrick R. Chasey                        Vice President
Alex P. Cigolle                          Vice President/Senior High Yield Analyst
Donald M. Cobin                          Vice President/Director of Research
David F. Connor                          Vice President/Deputy General Counsel/Assistant Secretary
Richard L. Corwin                        Vice President
Joseph F. DeMichele                      Vice President/High Grade Trader

Joel A. Ettinger                         Vice President/Taxation
Joseph Fiorilla                          Vice President/Trading Operations
Mark S. Forman                           Vice President
Stuart M. George                         Vice President/Equity Trader
John J. Gerber                           Vice President
Robert Ginsberg                          Vice President/Senior Equity Analyst
Luke N. Girard                           Vice President
Leif D. Jensen                           Vice President
Walter M. Korinke                        Vice President
R. Scott Krafft                          Vice President
Robert M. Lally                          Vice President/Portfolio Manager
Kevin S. Lee                             Vice President/Assistant Controller
Philip Y. Lin                            Vice President/Associate General Counsel/Assistant Secretary

R. Gordon Marsh                          Vice President
David J. Miller                          Vice President/Assistant Treasurer
David P. O'Connor                        Vice President/Associate General Counsel/Assistant Secretary

Thomas J. O'Day                          Vice President
Charlene J. Perkins-Holye                Vice President
Leona D. Perks                           Vice President/Compensation, Benefits & Human Resources
                                         Information Systems
Timothy L. Powell                        Vice President
Samaresh Priyadarshi                     Vice President
Timothy L. Rabe                          Vice President/High Yield Trader
Robert E. Rachlow                        Vice President
Upender V. Rao                           Vice President/Senior Portfolio Manager
Whitney H. Reid                          Vice President/Client Services
Richard Salus                            Vice President/Assistant Controller
Richard D. Seidel                        Vice President/Assistant Controller/ Manager, Payroll
Rita A. Silvestri                        Vice President/Investment Accounting
Frank M. Staves                          Vice President/Client Services
Karen L. Surguine                        Vice President
Michael T. Taggart                       Vice President/Facilities & Administrative Services
Ward W. Tatge                            Vice President/Senior Research Analyst

Judy K. Coplen                           Second Vice President
Kimberly T. Gilliam                      Second Vice President
Rita A. Glass                            Second Vice President
Michael H. Haney                         Second Vice President
Christine M. Konrath                     Second Vice President
Robert F. Larkin                         Second Vice President
Mark Laurent                             Second Vice President
Bradford K. Martling                     Second Vice President
Marybeth Montgomery                      Second Vice President
Keith A. Schinnerer                      Second Vice President
Dennis E. Westrick                       Second Vice President/Assistant Treasurer/Investment
                                         Officer

Kimberly L. Aspenleider                  Assistant Vice President/Client Services
Ryan A. Avrett                           Assistant Vice President
Carolyn Brown-Jordan                     Assistant Vice President/Investment Accounting
Sherrie R. Davis                         Assistant Vice President
William J. Dwyer                         Assistant Vice President/Corporate Actions
William K. Engmann                       Assistant Vice President/Research Analyst
Abby C. Fick                             Assistant Vice President/Legal Services
Paul T. Fitzgerald                       Assistant Vice President/Investment Accounting
Brian Funk                               Assistant Vice President/Research Analyst
Brent C. Garrells                        Assistant Vice President/Research Analyst
John P. Haydu                            Assistant Vice President/Corporate Accounting
Frances G. Jancose                       Assistant Vice President
Stephen M. Juszczyszyn                   Assistant Vice President/Senior Fixed Income Trader
Catherine Knapp                          Assistant Vice President/Internal Audit
Mark Mastrogiovanni                      Assistant Vice President/Investment Accounting
Charles (Tom) McClintic                  Assistant Vice President/High Yield Trader
Kevin Miskewicz                          Assistant Vice President/Telecommunications
Matthew Nannen                           Assistant Vice President/Investment Accounting
Louis V. (Trey) Ott, III                 Assistant Vice President/Research Analyst
Donald G. Padilla                        Assistant Vice President/Equity Analyst
Michael T. Pellegrino                    Assistant Vice President/Assistant Secretary/Senior Counsel
Bradley S. Ritter                        Assistant Vice President
Joseph T. Rogina                         Assistant Vice President/Equity Trader
Regina N. Rohrbacher                     Assistant Vice President/Compliance Officer
Jil Schoeff Lindholm                     Assistant Vice President
Barbara A. Short                         Assistant Vice President
Janet S. Steinwedel                      Assistant Vice President/Training & Organizational
                                         Development

Erik E. Zipf                             Assistant Vice President/Equity Analyst

Terry Bearman                            Assistant Secretary
Vickie L. Berkshire                      Assistant Secretary
Susan Bishop                             Assistant Secretary
Doris J. Green                           Assistant Secretary
Ellen J. Haugk                           Assistant Secretary
Julie Romine                             Assistant Secretary
Marilyn J. Smith                         Assistant Secretary

Stephen F. Gallagher                     Compliance Officer
Molly Graham                             Legal Services Officer
Cindy Lindenberg                         Compliance Officer
Dennis Norman                            Tax Compliance Officer
William H. Speacht                       Code of Ethics Officer;


          (b) The Sub-Advisor. As of March 15, 2001, the officers and/or directors of the Sub-Advisor are as follows:

                       Fidelity Management & Research Company (FMR)
                       82 Devonshire Street
                       Boston, MA 02109





BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER[S]
-------------------------------------------------------



     (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
          82 Devonshire Street,
          Boston, MA 02109


     FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.



      Edward C. Johnson 3d          Chairman of the Board and Director of FMR;
                                    Chief Executive Officer, Chairman of the
                                    Board, and Director of FMR Corp.; Chairman
                                    of the Board and Director of Fidelity
                                    Investments Money Management, Inc. (FIMM),
                                    Fidelity Management & Research (U.K.) Inc.
                                    (FMR U.K.), and Fidelity Management &
                                    Research (Far East) Inc. (FMR Far East), and
                                    Fidelity Management & Research Co., Inc.
                                    (FMRC); Chairman of the Executive Committee
                                    of FMR; President and Trustee of funds
                                    advised by FMR.

      Robert C. Pozen               President and Director of FMR; Senior Vice
                                    President and Trustee of funds advised by
                                    FMR; President and Director of FIMM, FMRC,
                                    FMR U.K., and FMR Far East; Director of
                                    Strategic Advisers, Inc.; Vice Chairman of
                                    Fidelity Investments; Previously, General
                                    Counsel, Managing Director, and Senior Vice
                                    President of FMR Corp.

      Paul Antico                   Vice President of FMR, FMRC, and of a fund
                                    advised by FMR.

      John Avery                    Vice President of FMR, FMRC, and of funds
                                    advised by FMR.

      Robert Bertelson              Vice President of FMR, FMRC, and of a fund
                                    advised by FMR.

      William Bower                 Vice President of FMR, FMRC, and of a fund
                                    advised by FMR.

      Steve Buller                  Vice President of FMR, FMRC, and of a fund
                                    advised by FMR.

      John H. Carlson               Vice President of FMR, FMRC, and of funds
                                    advised by FMR.

      Robert C. Chow                Vice President of FMR, FMRC, and of a fund
                                    advised by FMR.

      Dwight D. Churchill           Senior Vice President of FMR and Vice President
                                    of Fixed-Income Funds advised by FMR; Senior
                                    Vice President of FMRC and FIMM.

      Barry Coffman                 Vice President of FMR, FMRC, and of a fund
                                    advised by FMR.

      Michael Connolly              Vice President of FMR and FMRC.

      Frederic G. Corneel           Tax Counsel of FMR and FMRC.

      Laura B. Cronin               Vice President of FMR and FMRC; Treasurer of
                                    FMR, FIMM, FMR U.K., FMRC and FMR Far East.

      William Danoff                Senior Vice President of FMR, FMRC, and Vice
                                    President of funds advised by FMR.

      Scott E. DeSano               Vice President of FMR and FMRC.

      Penelope Dobkin               Vice President of FMR, FMRC, and of a fund
                                    advised by FMR.

      Walter C. Donovan             Vice President of FMR and FMRC.

      Bettina Doulton               Senior Vice President of FMR and FMRC; Vice
                                    President of funds advised by FMR.

      Stephen DuFour                Vice President of FMR, FMRC, and of a fund
                                    advised by FMR.

      Robert Dwight                 Vice President of FMR and FMRC; Treasurer of
                                    funds advised by FMR.

      William R. Ebsworth           Senior Vice President of FMR and FMRC.

      Bahaa Fam                     Vice President of FMR and FMRC.

      David Felman                  Vice President of FMR, FMRC, and of funds
                                    advised by FMR.

      Richard B. Fentin             Senior Vice President of FMR, FMRC; Vice
                                    President of a fund advised by FMR.

      Karen Firestone               Vice President of FMR, FMRC, and of funds
                                    advised by FMR.

      Michael B. Fox                Assistant Treasurer of FMR, FMRC, FIMM, FMR
                                    U.K., and FMR Far East; Treasurer of FMR
                                    Corp. and Strategic Advisers, Inc.; Vice
                                    President of FMR U.K., FMR Far East, and
                                    FIMM.

      Gregory Fraser                Vice President of FMR, FMRC, and of funds
                                    advised by FMR.

      Jay Freedman                  Assistant Clerk of FMR, FMRC and Fidelity
                                    Distributors Corporation (FDC); Clerk of FMR
                                    U.K., FMR Far East, and Strategic Advisers,
                                    Inc.; Secretary of FMR Corp. and FIMM.

      David L. Glancy               Vice President of FMR, FMRC, and of funds
                                    advised by FMR.


      Boyce I. Greer                Senior Vice President of FMR and FMRC; Vice
                                    President of Money Market Funds and Municipal
                                    Bond Funds advised by FMR; Vice President
                                    of FIMM.

      Bart A. Grenier               Senior Vice President of FMR and FMRC.

      Robert J. Haber               Vice President of FMR and FMRC.

      Richard C. Habermann          Senior Vice President of FMR and FMRC; Vice
                                    President of funds advised by FMR.

      Thomas Hense                  Vice President of FMR and FMRC.

      Bruce T. Herring              Vice President of FMR and FMRC.

      Adam Hetnarski                Vice President of FMR, FMRC, and of funds
                                    advised by FMR.

      Frederick Hoff                Vice President of FMR and FMRC.

      Abigail P. Johnson            Senior Vice President of FMR and FMRC;
                                    Vice President of certain Equity Funds advised
                                    by FMR; Director of FMR Corp.

      David B. Jones                Vice President of FMR and FMRC.

      Steven Kaye                   Senior Vice President of FMR and FMRC and of a
                                    fund advised by FMR.

      William Kennedy               Vice President of FMR, FMRC, and of funds
                                    advised by FMR.

      Francis V. Knox, Jr.          Vice President of FMR and FMRC; Compliance
                                    Officer of FMR U.K. and FMR Far East, and
                                    FMR Corp.

      Timothy Krochuk               Vice President of FMR, FMRC, and of funds
                                    advised by FMR.

      Harry W. Lange                Vice President of FMR, FMRC, and of funds
                                    advised by FMR.

      Robert Lawrence               Senior Vice President of FMR and FMRC; Vice
                                    President of certain Equity and High Income
                                    Funds advised by FMR.

      Harris Leviton                Vice President of FMR, FMRC, and of a fund
                                    advised by FMR.

      Peter S. Lynch                Vice Chairman of the Board and Director of
                                    FMR and FMRC.

      Richard R. Mace               Vice President of FMR, FMRC, and of funds
                                    advised by FMR.

      Charles A. Mangum             Vice President of FMR, FMRC, and of funds
                                    advised by FMR.


      Kevin McCarey                 Vice President of FMR, FMRC, and of funds
                                    advised by FMR.

      John McDowell                 Senior Vice President of FMR and FMRC and
                                    of a fund advised by FMR.

      Neal P. Miller                Vice President of FMR, FMRC, and of a fund
                                    advised by FMR.

      John Muresianu                Vice President of FMR, FMRC, and of funds
                                    advised by FMR.

      David L. Murphy               Vice President of FMR, FMRC, and FIMM; Vice
                                    President of Taxable Bond Funds advised by FMR.

      Stephen Petersen              Senior Vice President of FMR and FMRC; Vice
                                    President of funds advised by FMR.

      Alan Radlo                    Vice President of FMR and FMRC.

      Eric D. Roiter                Vice President of FMR and FMRC; General Counsel,
                                    and Clerk of FMR and FMRC; Secretary of funds
                                    advised by FMR; Vice President and Clerk of FDC.

      Louis Salemy                  Vice President of FMR, FMRC, and of a fund
                                    advised by FMR.

      Lee H. Sandwen                Vice President of FMR and FMRC.

      Patricia A. Satterthwaite     Vice President of FMR, FMRC, and of funds
                                    advised by FMR.

      Michael Seay                  Vice President of FMR and FMRC.

      Fergus Shiel                  Vice President of FMR, FMRC, and of funds
                                    advised by FMR.

      Beso Sikharulidze             Vice President of FMR, FMRC, and of a fund
                                    advised by FMR.

      Carol A. Smith-Fachetti       Vice President of FMR and FMRC.

      Steven J. Snider              Vice President of FMR, FMRC, and of funds
                                    advised by FMR.

      Thomas T. Soviero             Vice President of FMR, FMRC, and of a fund
                                    advised by FMR.

      Richard A. Spillane, Jr.      Senior Vice President of FMR and FMRC; Vice
                                    President of certain Equity Funds advised by
                                    FMR; Previously, Senior Vice President and
                                    Director of Operations and Compliance of FMR
                                    U.K.

      Thomas M. Sprague             Vice President of FMR, FMRC, and of funds
                                    advised by FMR.


      Robert E. Stansky             Senior Vice President of FMR and FMRC; Vice
                                    President of a fund advised by FMR.

      Scott D. Stewart              Vice President of FMR and FMRC.

      Nick Thakore                  Vice President of FMR, FMRC, and of a fund
                                    advised by FMR.

      Yoko Tilley                   Vice President of FMR and FMRC.

      Joel C. Tillinghast           Vice President of FMR, FMRC, and of a fund
                                    advised by FMR.

      Robert Tuckett                Vice President of FMR and FMRC.

      Jennifer Uhrig                Vice President of FMR, FMRC, and of funds
                                    advised by FMR.

      George A. Vanderheiden        Senior Vice President of FMR and FMRC;
                                    Director of FMR Corp.

      Judy Verhave                  Vice President of FMR and FMRC.

      William P. Wall               Vice President of FMR and FMRC.

      Jason Weiner                  Vice President of FMR, FMRC, and of a
                                    fund advised by FMR.

      Steven S. Wymer               Vice President of FMR, FMRC, and of a fund
                                    advised by FMR.




FMR Corp.
82 Devonshire Street
Boston, MA  02109


Fidelity Distributors Corporation
82 Devonshire Street
Boston, MA  02109

     (2)  FMR CO., INC. (FMRC)
          82 Devonshire Street, Boston, MA 02109


     FMRC provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.



      Edward C. Johnson 3d          Chairman of the Board and Director of FMRC,
                                    FMR U.K., FMR, FMR Corp., FIMM, and FMR Far
                                    East; Chief Executive Officer of FMR Corp.;
                                    Chairman of the Executive Committee of FMR;
                                    and President and Trustee of funds advised
                                    by FMR.

      Robert C. Pozen               President and Director of FMRC, FIMM, FMR,
                                    FMR U.K., and FMR Far East; Senior Vice
                                    President and Trustee of funds advised by
                                    FMR; Director of Strategic Advisers, Inc.;
                                    Previously, General Counsel, Managing
                                    Director, and Senior Vice President of FMR
                                    Corp.

      Paul Antico                   Vice President of FMRC, FMR, and of a fund
                                    advised by FMR.

      John Avery                    Vice President of FMRC, FMR, and of funds
                                    advised by FMR.

      Robert Bertelson              Vice President of FMRC, FMR, and of a fund
                                    advised by FMR.

      William Bower                 Vice President of FMRC, FMR, and of a fund
                                    advised by FMR.

      Steve Buller                  Vice President of FMRC, FMR, and of a fund
                                    advised by FMR.

      John H. Carlson               Vice President of FMRC, FMR, and of funds
                                    advised by FMR.

      Robert C. Chow                Vice President of FMRC, FMR, and of a fund
                                    advised by FMR.

      Dwight D. Churchill           Senior Vice President of FMRC and FIMM;
                                    Senior Vice President of FMR and Vice
                                    President of Fixed-Income Funds.

      Brian Clancy                  Vice President of FMRC.

      Barry Coffman                 Vice President of FMRC, FMR, and of a fund
                                    advised by FMR.

      Michael Connolly              Vice President of FMRC and FMR.

      Frederic G. Corneel           Tax Counsel of FMRC and FMR.

      Laura B. Cronin               Vice President of FMRC and FMR; Treasurer of
                                    FMRC,


                                    FIMM, FMR U.K., FMR and FMR Far East.

      William Danoff                Senior Vice President of FMRC, FMR, and
                                    Vice President of funds advised by FMR.

      Scott E. DeSano               Vice President of FMRC and FMR.

      Penelope Dobkin               Vice President of FMRC, FMR, and of a fund
                                    advised by FMR.

      Walter C. Donovan             Vice President of FMRC and FMR.

      Bettina Doulton               Senior Vice President of FMRC and FMR; Vice
                                    President of funds advised by FMR.

      Stephen DuFour                Vice President of FMRC, FMR, and of a fund
                                    advised by FMR.

      Robert Dwight                 Vice President of FMRC and FMR; Treasurer
                                    of funds advised by FMR.

      William R. Ebsworth           Senior Vice President of FMRC and FMR.

      Bahaa Fam                     Vice President of FMRC and FMR.

      David Felman                  Vice President of FMRC, FMR, and of funds
                                    advised by FMR.

      Richard B. Fentin             Senior Vice President of FMRC and FMR;
                                    Vice President of a fund advised by FMR.

      Karen Firestone               Vice President of FMRC, FMR, and of funds
                                    advised by FMR.

      Michael B. Fox                Assistant Treasurer of FMRC, FMR, FIMM, FMR
                                    U.K., and FMR Far East; Treasurer of FMR
                                    Corp. and Strategic Advisers, Inc.; Vice
                                    President of FMR U.K., FMR Far East, and
                                    FIMM.

      Gregory Fraser                Vice President of FMRC, FMR, and of funds
                                    advised by FMR.

      Jay Freedman                  Assistant Clerk of FMRC, FMR and FDC; Clerk
                                    of FMR U.K., FMR Far East, and Strategic
                                    Advisers, Inc.; Secretary of FMR Corp. and
                                    FIMM.

      David L. Glancy               Vice President of FMRC, FMR, and of funds
                                    advised by FMR.

      Boyce I. Greer                Senior Vice President of FMRC and FMR; Vice
                                    President of Money Market Funds and Municipal
                                    Bond Funds advised by FMR; Vice President of
                                    FIMM.

      Bart A. Grenier               Senior Vice President of FMRC and FMR.

      Robert J. Haber               Vice President of FMRC and FMR.


      Richard C. Habermann          Senior Vice President of FMRC and FMR;
                                    Vice President of funds advised by FMR.

      Thomas Hense                  Vice President of FMRC and FMR.

      Bruce T. Herring              Vice President of FMRC and FMR.

      Adam Hetnarski                Vice President of FMRC, FMR, and of funds
                                    advised by FMR.

      Frederick Hoff                Vice President of FMRC and FMR.

      Abigail P. Johnson            Senior Vice President of FMRC and FMR;
                                    Vice President of certain Equity Funds
                                    advised by FMR; Director of FMR Corp.

      David B. Jones                Vice President of FMRC and FMR.

      Steven Kaye                   Senior Vice President of FMRC and FMR
                                    and of a fund advised by FMR.

      William Kennedy               Vice President of FMRC, FMR, and of funds
                                    advised by FMR.

      Francis V. Knox, Jr.          Vice President of FMRC and FMR; Compliance
                                    Officer of FMR U.K. and FMR Far East, and
                                    FMR Corp.

      Timothy Krochuk               Vice President of FMRC, FMR, and of funds
                                    advised by FMR.

      Harry W. Lange                Vice President of FMRC, FMR, and of funds
                                    advised by FMR.

      Robert Lawrence               Senior Vice President of FMRC and FMR; Vice
                                    President of certain Equity and High Income
                                    Funds advised by FMR.

      Harris Leviton                Vice President of FMRC, FMR, and of a fund
                                    advised by FMR.

      Peter S. Lynch                Vice Chairman of the Board and Director of
                                    FMRC and FMR.

      Richard R. Mace               Vice President of FMRC, FMR, and of funds
                                    advised by FMR.

      Charles A. Mangum             Vice President of FMRC, FMR, and of funds
                                    advised by FMR.

      Kevin McCarey                 Vice President of FMRC, FMR, and of funds
                                    advised by FMR.

      John McDowell                 Senior Vice President of FMRC and FMR and
                                    of a fund advised by FMR.


      Neal P. Miller                Vice President of FMRC, FMR, and of a fund
                                    advised by FMR.

      John Muresianu                Vice President of FMRC, FMR, and of funds
                                    advised by FMR.

      David L. Murphy               Vice President of FMRC, FMR, and FIMM; Vice
                                    President of Taxable Bond Funds advised by
                                    FMR.

      Stephen Petersen              Senior Vice President of FMRC and FMR; Vice
                                    President of funds advised by FMR.

      Alan Radlo                    Vice President of FMRC and FMR.

      Eric D. Roiter                Vice President of FMRC and FMR; General
                                    Counsel and Clerk of FMRC and FMR;
                                    Secretary of funds advised by FMR; Vice
                                    President and Clerk of FDC.

      Louis Salemy                  Vice President of FMRC, FMR, and of a
                                    fund advised by FMR.

      Lee H. Sandwen                Vice President of FMRC and FMR.

      Patricia A. Satterthwaite     Vice President of FMRC, FMR, and of funds
                                    advised by FMR.

      Michael Seay                  Vice President of FMRC and FMR.

      Fergus Shiel                  Vice President of FMRC, FMR, and of funds
                                    advised by FMR.

      Beso Sikharulidze             Vice President of FMRC, FMR, and of a fund
                                    advised by FMR.

      Carol A. Smith-Fachetti       Vice President of FMRC and FMR.

      Steven J. Snider              Vice President of FMRC, FMR, and of funds
                                    advised by FMR.

      Thomas T. Soviero             Vice President of FMRC, FMR, and of a fund
                                    advised by FMR.

      Richard A. Spillane, Jr.      Senior Vice President of FMRC and FMR;
                                    Vice President of certain Equity Funds
                                    advised by FMR; Previously, Senior Vice
                                    President and Director of Operations and
                                    Compliance of FMR U.K.

      Thomas M. Sprague             Vice President of FMRC, FMR, and of funds
                                    advised by FMR.

      Robert E. Stansky             Senior Vice President of FMRC and FMR;
                                    Vice President of a fund advised by FMR.

      Scott D. Stewart              Vice President of FMRC and FMR.

      Nick Thakore                  Vice President of FMRC, FMR, and of a
                                    fund advised


                                    by FMR.

      Yoko Tilley                   Vice President of FMRC and FMR.

      Joel C. Tillinghast           Vice President of FMRC, FMR, and of a fund
                                    advised by FMR.

      Robert Tuckett                Vice President of FMRC and FMR.

      Jennifer Uhrig                Vice President of FMRC, FMR, and of funds
                                    advised by FMR.

      George A. Vanderheiden        Senior Vice President of FMRC and FMR;
                                    Director of FMR Corp.

      Judy Verhave                  Vice President of FMRC and FMR.

      William P. Wall               Vice President of FMRC and FMR.

      Jason Weiner                  Vice President of FMRC, FMR, and of a
                                    fund advised by FMR.

      Steven S. Wymer               Vice President of FMRC, FMR, and of a fund
                                    advised by FMR.


     Item 27.  Principal Underwriters

               Not applicable.

     Item 28.  Location of Accounts and Records

               See Exhibit (s).

     Item 29.  Management Services

               Not applicable.

     Item 30.  Undertakings

               Not applicable.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Wayne, and State of Indiana, on the 3rd day of April, 2001.


                                          LINCOLN NATIONAL
                                          EQUITY INCOME FUND, INC.


                                          By /s/ Kelly D. Clevenger
                                             ----------------------------
                                             Kelly D. Clevenger
                                             President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                   Title                                      Date
----------                  -----                                      ----

/s/ Kelly D. Clevenger      Chairman of the Board,                   April 3, 2001
-----------------------     President and Director
Kelly D. Clevenger          (Principal Executive Officer)

*                           Director                                 April 3, 2001
-----------------------
John B. Borsch, Jr.

*                           Director                                 April 3, 2001
-----------------------
Kenneth G. Stella

*                           Director                                 April 3, 2001
-----------------------
Barbara S. Kowalczyk

*                           Director                                 April 3, 2001
-----------------------
Nancy L. Frisby

*                           Chief Accounting Officer                 April 3, 2001
-----------------------     (Principal Accounting Officer)
Eric C. Jones

**                          Vice President and Treasurer             April 3, 2001
-----------------------     (Principal Financial Officer)
Frederick J. Crawford

*By /s/ Steven M. Kluever   pursuant to a Power of Attorney filed with
   ----------------------   Post-Effective Amendment No. 9 filed on
   Steven M. Kluever        April 16, 1999.

**By /s/ Steven M. Kluever  Pursuant to a Power of Attorney filed with
    ----------------------  this Registration Statement.
     Steven M. Kleuver